                        File Nos. 33-62470 and 811-7704
    As filed with the Securities and Exchange Commission on April 28, 2006
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 81                                              [X]


                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 82                                                             [X]


                              SCHWAB CAPITAL TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
               (Address of Principal Executive Offices) (zip code)

                                 (415) 627-7000
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Evelyn Dilsaver
             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                     (Name and Address of Agent for Service)

                          Copies of communications to:

Richard W. Grant, Esq.        John Loder, Esq.         Koji Felton, Esq.
Morgan Lewis & Bockius LLP    Ropes & Gray             Charles Schwab Investment
1701 Market Street            One International Place  Management, Inc.
Philadelphia, PA 19103        Boston, MA 02110-2624    101 Montgomery Street
                                                       120KNY-14-109
                                                       San Francisco, CA 94104

It is proposed that this filing will become effective (check appropriate box)

/ / Immediately upon filing pursuant to paragraph (b)


/X/ On May 1, 2006, pursuant to paragraph (b)


/ / 60 days after filing pursuant to paragraph (a)(1)

/ / On (date), pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/ / On (date), pursuant to paragraph (a)(2) of Rule 485 if appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   SCHWAB VIEWPOINTS FUND TM


   (FORMERLY LAUDUS BALANCED MARKETMASTERS FUND TM)


                                                               SCHWAB FUNDS LOGO

   Prospectus

   May 1, 2006


   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB VIEWPOINTS FUND TM

(FORMERLY LAUDUS BALANCED MARKETMASTERS FUND TM)




       ABOUT THE FUND

          Strategy.................................................    2

          Risks....................................................    7

          Performance..............................................   11

          Fund fees and expenses...................................   11

          Financial highlights.....................................   12

          Fund management..........................................   13

       INVESTING IN THE FUND

          BUYING SHARES............................................   17

          SELLING/EXCHANGING SHARES................................   19

          TRANSACTION POLICIES.....................................   20

          DISTRIBUTIONS AND TAXES..................................   23

                  ABOUT THE FUND

The fund in this prospectus uses a "multi-manager" strategy. The fund's investment adviser, Charles Schwab Investment Management, Inc. (CSIM), uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of the fund's assets. By combining the strengths of different managers, the fund seeks to bring together a variety of market capitalization ranges across investment styles that include:

VALUE an approach that seeks companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow

GROWTH an approach that focuses on a company's prospects for growth of revenue and earnings

BLEND an approach involving elements of value and growth styles

In addition to selecting the investment managers and allocating fund assets among them, CSIM is responsible for managing a portion of the fund's assets, as well as, monitoring and coordinating the overall management of the fund. Each business day, CSIM reviews the fund's holdings, evaluates the performance of the investment managers, watches for any incidental overweighting in a security or industry, and looks for opportunities to offset capital gains with losses.

The talents of seasoned investment managers, along with CSIM's ability to assemble and oversee them, are expected to result in strong, diversified and sound investment choices.

The fund is designed for long-term investors. The fund's performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB VIEWPOINTS FUND


Ticker symbols:  Investor Shares: SWOBX  Select Shares: SWMBX


--------------------------------------------------------------------------------

THE FUND SEEKS CAPITAL GROWTH AND INCOME.


ASSET ALLOCATION AND INVESTMENT STRATEGIES

Asset allocation is a strategy of investing specific percentages of the fund in various asset classes.


Normally, the fund expects to invest approximately 45% to 75% of its assets in stocks and other equity securities and the rest in bonds, other fixed income securities and cash or cash equivalents. This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.


--------------------------------------------------------------------------------



STRATEGY



TO PURSUE ITS GOAL, THE FUND INVESTS IN EQUITY AND FIXED INCOME SECURITIES, AS DESCRIBED IN THE ADJACENT COLUMN. For its equity portion, the fund expects to invest in large- and small-cap U.S. companies. In addition, the fund will invest in equity securities of companies in developed or emerging markets, outside the United States. For its fixed income portion, the fund expects to invest primarily in investment-grade debt instruments, but also may invest to a limited extent in high yield securities ("junk bonds"), and the weighted average duration of the fixed income portion will normally be within approximately two years of the Lehman Brothers U.S. Aggregate Bond Index, which was 4.6 years, as of December 31, 2005.



In addition to managing a portion of the fund's assets itself, CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the other investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, Charles Schwab & Co. Inc.'s viewpoints on the stock and bond markets over the next 6-12 months, and the investment managers' performance in various market conditions.



In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock and bond prices, and the economy in general or quantitative techniques. Although each equity investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all equity investment managers look for securities that have the potential for capital appreciation. The fixed income investment manager invests for maximum total return consistent with preservation of capital and prudent investment management.

The fund may invest in securities denominated in foreign currencies as well as U.S. dollar-denominated securities of foreign issuers. The fund also may invest in derivatives, such as options, futures (a contract to buy or sell a specific financial instrument at a specified price at a specific future time), swap agreements (a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party) and exchange-traded funds including taking long and short positions in exchange-traded funds. Exchange-traded funds hold portfolios of securities generally in proportion to the securities in a given market, sector or international index. These positions allow the fund assets invested to track the performance and dividend yield in the applicable broad market, sector or international index. The fund also may use certain investment techniques (such as buy backs or dollar rolls) to obtain market exposure to the instruments in which it invests. In addition, the fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.



The fund's investments in fixed income securities may include: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; obligations of international agencies or supranational entities; and derivatives based on fixed income securities.



The following table identifies the fund's investment managers, their area of focus and asset allocation. For more details, see the "Fund management" section of this prospectus.



                                                                          ALLOCATION OF
                                                                          NET ASSETS
INVESTMENT MANAGER                                  INVESTMENT STYLE      (%) 1
-------------------------------------------------------------------------------------------
CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.          Large-cap blend                     12%
                                                    Small-cap blend                     10%
GARDNER LEWIS ASSET MANAGEMENT L.P.                 Large-cap growth                    12%
HARRIS ASSOCIATES L.P.                              International Value                 15%
                                                    Fixed income--
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC           Total return                        34%
TCW INVESTMENT MANAGEMENT COMPANY                   Large-cap value                     12%
CASH AND OTHER ASSETS                               --                                   5%



1 Estimated target allocations.

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.'S ("CSIM") investment process for the large-cap and small-cap allocations focuses on the common stocks of U.S. companies. For both the large-cap and small-cap allocations, CSIM seeks to assemble a portfolio using Schwab Equity Ratings(R) to aid its stock selection. Schwab Equity Ratings represents Schwab's point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) U.S.-headquartered stocks using a scale of "A," "B," "C," "D" and "F." Schwab's outlook is that "A" rated stocks, on average, will strongly outperform and "F" rated stocks, on average, will strongly underperform the equities market over the next 12 months. Generally, CSIM seeks to invest in stocks that are rated "A" or "B" at the time of purchase, but CSIM may purchase "C"-rated stocks for purposes of sector diversification. If a stock held by the portfolio is downgraded to a rating below "C", CSIM will sell the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the portfolio in determining when to sell a downgraded stock. In addition, CSIM may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the portfolio. Schwab Equity Ratings are based on a disciplined methodology that evaluates each stock on the basis of investment criteria from four broad categories: Fundamentals, Valuation, Momentum and Risk. From time to time, Schwab may update the Schwab Equity Ratings methodology, including the factors underlying each broad category.


The Fundamentals grade underlying the Schwab Equity Rating is based upon several earnings quality measures derived from recent financial statement data. Stocks with attributes such as high cash return on investment, improving asset utilization, and a track record of reporting earnings that exceed consensus forecasts tend to have better Fundamentals grades. The Valuation grade underlying the Schwab Equity Rating is based upon several value-oriented investment criteria. Stocks with attributes such as high levels of operating income and cash liquidity per dollar of current stock price tend to have better Valuation grades. From an investor sentiment perspective, stocks with shrinking shares outstanding and with relatively few total shares sold short tend to have better Valuation grades. The Momentum grade underlying the Schwab Equity Rating is based upon several measures of short-term investor expectation change. Stocks with attributes such as recently improving analyst forecasts, strong relative price performance, and decreasing short interest tend to have better Momentum grades. The Risk grade underlying the Schwab Equity Rating is based upon diverse measures of investment risk. Larger stocks with attributes such as stable sales growth tend to have better Risk grades.

CSIM uses an optimization model to assist in constructing the portfolio. In portfolio optimization, the portfolio managers seek to build a portfolio they believe will provide the optimal balance between risk and expected

4  Schwab Viewpoints Fund TM
return, subject to parameters such as the number of stocks desired in the portfolio, the level of portfolio turnover, industry and sector diversification, and volatility considerations.


GARDNER LEWIS ASSET MANAGEMENT L.P.'S ("GARDNER LEWIS") investment process focuses on companies that show superior prospects for earnings growth. By developing and maintaining contacts with management, customers, competitors, and suppliers of current and potential companies, the manager attempts to invest in those companies undergoing positive changes that have not yet been recognized by "Wall Street" analysts and the financial press. Companies within the Gardner Lewis portfolio typically show strong earnings growth when compared to the previous year's comparable period. Gardner Lewis generally avoids companies that have excessive levels of debt, and favors investment in companies whose price-to-earnings ratio when purchased is less than that company's projected growth rate for the coming year. In selecting these companies, the manager includes analysis of the following: growth rate of earnings; financial performance; management strengths and weaknesses; current market valuation in relation to earnings growth; historic and comparable company valuations; level and nature of the company's debt, cash flow, and working capital; and quality of the company's assets. The number of holdings in the Gardner Lewis portfolio is limited to 50 stocks; therefore, any new position must displace all or part of an existing portfolio holding. This forced displacement requires the constant re-evaluation of each one of the holdings in the context of new opportunities. While securities generally are acquired for the long term, they may be sold under any of the following circumstances: forced displacement by a better idea; realization of the manager's price objective; disparity between Wall Street expectations and what Gardner Lewis perceives to be reality; and deteriorating fundamentals.



HARRIS ASSOCIATES L.P. ("HARRIS") is a value investor and utilizes a fundamental, bottom up investment approach. They look for above average businesses trading at below average prices that are run by managers who act to maximize the value of the business for shareholders. Harris purchases stock that they believe to be out of favor for temporary (not secular) reasons, and trade at a significant discount to their estimated intrinsic business value. For each of the stocks on Harris's internal, approved list, buy and sell targets are established when the stock is first added to this list. These targets, determined by the analyst, are reviewed regularly to ensure they reflect current company fundamentals. Each stock is rated "buy," "hold," or "sell" based on the current stock price in relation to analyst buy/sell target. Harris sells a stock for four reasons: when a stock achieves 90% of its fair value; when there is significantly more attractive investment; when they detect a deterioration in company fundamentals; or when they discern that management is no longer a steward of shareholder interests.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC'S ("PIMCO") investment process is based upon a long-term approach, which utilizes both "top down" and "bottom up" strategies. Top down strategies focus on duration, yield curve positioning, volatility and sector rotation while bottom up strategies drive their security selection process and facilitate the identification and analysis of undervalued securities. PIMCO believes that no single strategy should dominate returns, therefore its total return strategy relies on multiple sources of value added. PIMCO's buy, sell or hold decisions are made in order to optimize the risk/return and the relative value characteristics of the securities, thus current holdings are constantly re-evaluated for their relative attractiveness versus investments available in the marketplace. For instance, securities are sold when they individually no longer represent good value when superior risk/return potential exists in substitute positions (factoring in transaction costs), or when they no longer fit with the macroeconomics or structural strategies in the fund.


TCW INVESTMENT MANAGEMENT COMPANY ("TCW") uses a large-cap relative value strategy where they seek undervalued, large-cap stocks where the company has a fundamental catalyst or competitive advantage which will ultimately be recognized by the market place and appreciate in value. TCW's bottom up approach utilizes a three-step process. First, they screen the investable universe for companies that meet one or more value characteristic that is equal to or lower than the equivalent characteristic for the overall market. These characteristics include one or more of the following indicators: price to earnings, price to cash flow, price to book value, and price to sales ratios. Dividend paying companies are preferred, but not mandatory. The second step is to determine if there is a fundamental catalyst that will make the stock value be realized in the market place such as: new or strong management, new products or market niche, a restructuring, or earnings surprise. The third step is TCW's disciplined approach with respect to both their portfolio construction, which emphasizes broad sector diversification, and their sell discipline, which emphasizes market recognition of strong fundamentals, leading to high earnings growth. TCW believes by generally having at least a minimum of 0.5 times or a maximum of 2.0 times the weighting of each major economic sector in the discipline, they will reduce risk over time.


The fund may buy and sell portfolio securities actively. In addition, one investment manager may purchase portfolio securities at the same time that another investment manager sells the same securities. As a result, the fund's portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

6  Schwab Viewpoints Fund TM

                        Long-term investors seeking a blend of stock and bond investments may want to consider this fund.



RISKS



MARKET RISK. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.



ASSET ALLOCATION RISK. The fund's particular asset allocation can have a significant effect on performance. The fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the fund's performance could suffer if a particular asset class does not perform as expected.



EQUITY RISK. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.



LARGE- AND MID-CAP RISK. Many of the risks of this fund are associated with its investments in the large- and mid-cap segments of the U.S. stock market. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the fund's performance also will lag those investments.



SMALL-CAP RISK. Historically, small-cap stocks have been riskier than large-and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag those investments.



INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. This risk is greater when the fund holds bonds with longer maturities. To the extent that an investment sub-adviser of the fund anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall.



CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

PREPAYMENT AND EXTENSION RISK. The fund's fixed income investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.



MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.



MANAGEMENT RISK. As with all actively managed funds, the strategies of the fund's managers--its investment adviser and investment managers--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded. The fund's investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, if market dynamics change, the effectiveness of this strategy may be limited. Either of these risks may cause the fund to underperform other funds with a similar investment objective.



FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.



CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.



INFLATION-PROTECTED SECURITIES RISK. The value of inflation-protected securities generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For


8  Schwab Viewpoints Fund TM
bonds that do not provide a similar guarantee, the adjusted principal value of the bond to be repaid at maturity is subject to credit risk.



INVESTMENTS IN EXCHANGE--TRADED FUNDS. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.



EMERGING MARKETS RISK. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.



MULTI-MANAGER RISK. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry, investment style, or type of bond could unintentionally be smaller or larger than if the fund had a single manager.



DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund. In addition, investments in derivatives may involve leverage, which is discussed below.



LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales, dollar rolls or repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.



SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.


CREDIT RISK OF CERTAIN U.S. GOVERNMENT SECURITIES. The fund invests in securities which are guaranteed by the full faith and credit of the U.S. Government, as well as securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the fund owns do not extend to shares of the fund themselves.


10  Schwab Viewpoints Fund TM

PERFORMANCE


The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund's current strategy and may have been different if it did.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see the "Buying shares" section.


ANNUAL TOTAL RETURNS (%) as of 12/31



INVESTOR SHARES



[BAR CHART]

      16.51   13.59   25.77   (5.16)  (4.97)  (9.48)  23.21   10.44    4.96

        97      98      99      00      01      02      03      04      05

BEST QUARTER: 18.58% Q4 1999
WORST QUARTER: (10.97%) Q3 2001
YEAR-TO-DATE PERFORMANCE AS OF 3/31/06: 3.63%



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05



                                                                                    Since
                                                               1 year   5 years   inception
-------------------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                   4.96     4.20      7.60 1
  After taxes on distributions                                   4.25     3.62      5.78 1
  After taxes on distributions and sale of shares                4.01     3.31      5.47 1

SELECT SHARES(R)                                                 5.16       --      9.38 2

S&P 500(R) INDEX                                                 4.91     0.54      7.61 3

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                        2.43     5.87      6.34 3


1 Inception: 11/18/96. 2 Inception: 6/3/04. 3 From: 11/18/96.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as the fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.


FEE TABLE (%)



SHAREHOLDER FEES                                    INVESTOR   SELECT
  (% of transaction amount)                          SHARES   SHARES(R)
--------------------------------------------------------------------------------
Redemption fee*                                       2.00      2.00

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                       0.78      0.78
Distribution (12b-1) fees                             None      None
Other expenses                                        0.47      0.42
                                                     ----------------
Total annual operating expenses                       1.25      1.20
Less expense reduction                               (0.15)    (0.25)
                                                     ----------------
NET OPERATING EXPENSES**                              1.10      0.95
                                                     ----------------


* Charged only on shares you sell or exchange 30 days or less after buying them and paid directly to the fund.


** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 1.10% and 0.95%, respectively, through 2/27/07.



EXAMPLE


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT



                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $112           $382           $672          $1,498
SELECT SHARES              $ 97           $356           $636          $1,432

FINANCIAL HIGHLIGHTS



This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                         11/1/04-   11/1/03-   11/1/02-   11/1/01-   11/1/00-
INVESTOR SHARES                                          10/31/05   10/31/04   10/31/03   10/31/02   10/31/01
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    11.88      11.07       9.35      10.12       13.44
                                                         -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                                    0.15       0.08       0.12       0.20        0.43

  Net realized and unrealized gains or losses              0.91       0.86       1.75      (0.73)      (2.12)
                                                         -----------------------------------------------------------------
  Total income or loss from investment operations          1.06       0.94       1.87      (0.53)      (1.69)

Less distributions:
  Dividends from net investment income                    (0.09)     (0.13)     (0.15)     (0.24)      (0.52)
  Distributions from net realized gains                      --         --         --         --       (1.11)
                                                         -----------------------------------------------------------------
Total distributions                                       (0.09)     (0.13)     (0.15)     (0.24)      (1.63)
                                                         -----------------------------------------------------------------
Net asset value at end of period                          12.85      11.88      11.07       9.35       10.12
                                                         -----------------------------------------------------------------
Total return (%)                                           8.92       8.59      20.25      (5.55)     (13.95)

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                   1.10       1.10       1.10       0.76 1,2    0.50 2
  Gross operating expenses                                 1.27       1.32       1.33       1.10 2      0.89 2
  Net investment income                                    1.14       0.68       1.13       1.89        3.67

Portfolio turnover rate                                     283        242        256        380          95

Net assets, end of period ($ x 1,000,000)                   130        130        109         97         118



                                            11/1/04    6/3/04 3-
SELECT SHARES                               10/31/05   10/31/04
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        11.89      11.57
                                            -----------------------------------------------------------------

Income or loss from investment operations:
  Net investment income                        0.15       0.02

  Net realized and unrealized gains            0.93       0.30
                                            -----------------------------------------------------------------
  Total income from investment operations      1.08       0.32
                                            -----------------------------------------------------------------

Less distributions:
  Dividends from net investment income        (0.10)        --
                                            -----------------------------------------------------------------
Net asset value at end of period              12.87      11.89
                                            -----------------------------------------------------------------
Total return (%)                               9.11       2.77 4

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                       0.95       0.95 5
  Gross operating expenses                     1.22       1.29 5
  Net investment income                        1.32       0.73 5

Portfolio turnover rate                         283        242 4

Net assets, end of period ($ X 1,000,000)         9          2


1 The ratio of net operating expenses would have been 0.72% if certain non-routine expenses (proxy fees) had not been included.


2 Prior to the fund's change in structure on June 3, 2002, the expenses incurred by underlying funds in which the fund invested were not included in this ratio.

3 Commencement of operations.

4 Not annualized.


5 Annualized.



12  Schwab Viewpoints Fund TM

                  FUND MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $147 billion under management.


                  The investment adviser for the Schwab Viewpoints Fund TM is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds TM. The firm manages assets for more than 5.5 million shareholder accounts. (All figures on this page are as of 10/31/05.)



                  As the investment adviser, the firm oversees the asset management and administration of the Schwab Viewpoints Fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 10/31/05, the fees were 0.63% for the Schwab Viewpoints
                  Fund TM. The figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amounts paid, including the effects of reductions, and is based on the fees that applied for that period. CSIM pays the investment managers out of the management fee it receives.


                  A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement and sub-advisory agreements is available in the fund's 10/31/05 annual report, which covers the period of 11/1/04 through 10/31/05.

                  Subject to oversight by the fund's Board of Trustees, the investment adviser acts as the "manager of managers" for the fund and has overall responsibility for the management of the fund. The investment adviser may recommend the appointment of additional or replacement investment managers to the fund's Board of Trustees. The fund and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the fund to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the fund with the required information about the new investment manager.

                  JEFFREY MORTIMER, CFA, senior vice president and chief investment officer-equities, of the investment adviser, is responsible for the overall management of the fund. Prior to joining the firm in October 1997, he worked for more than eight years in asset management.


                  CAROLINE LEE, a director and portfolio manager of the investment adviser, co-manages the fund. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.


                  VIVIENNE HSU, CFA, vice president and senior equities portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the large-cap and small-cap allocations managed by CSIM. Prior to joining the firm in August 2004, she worked for more than 7 years in asset management and quantitative analysis at another investment firm.



                  LARRY MANO, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the large-cap and small-cap allocations managed by CSIM. Prior to joining the firm in November 1998, he worked for 20 years in equity management.


                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

14  Fund management

THE FUND'S OTHER INVESTMENT MANAGERS

The table below shows the fund's other investment managers and the individuals who serve as portfolio managers for each investment manager's portion of fund assets.

SCHWAB VIEWPOINTS FUND TM


                                 YEAR FOUNDED/
                                 ASSETS UNDER
OTHER INVESTMENT MANAGERS        MANAGEMENT
AND ADDRESSES                    (AS OF 12/31/05)  PORTFOLIO MANAGER(S)      EMPLOYMENT EXPERIENCE
--------------------------------------------------------------------------------------------------------------
GARDNER LEWIS ASSET MANAGEMENT   1990              W. Whitfield Gardner,     Began investment career in 1982.
L.P.                             $5.2 billion      Chairman and Chief        He founded Gardner Lewis in 1990.
285 Wilmington-West                                Executive Officer
Chester Pike
Chadds Ford, PA 19317

                                                   John L. Lewis, IV,        Began investment career in 1986.
                                                   President                 He founded Gardner Lewis in 1990.
--------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.           1976              David G. Herro, C.F.A.,   Began investment career in 1986.
Two North LaSalle                $63.4 billion     Partner, Chief            Joined Harris Associates in 1992.
Suite 500                                          Investment Officer,
Chicago, IL 60602-3790                             International Equities
                                                   and Portfolio Manager

                                                   Chad M. Clark, C.F.A.,    Began investment career in 1995.
                                                   Partner, Analyst and      Joined Harris Associates in 1995.
                                                   Portfolio Manager
--------------------------------------------------------------------------------------------------------------
PACIFIC INVESTMENT               1971              Chris Dialynas is a       Chris Dialynas joined PIMCO in
MANAGEMENT COMPANY LLC           $594.1 billion    Managing Director,        1980. He has twenty-five years of
840 Newport Center Dr.                             portfolio manager, and a  investment experience.
Newport Beach, CA 92660                            senior member of PIMCO's
                                                   investment strategy
                                                   group. He is responsible
                                                   for the day-to-day
                                                   management of the fund's
                                                   assets.
--------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                   1971              Diane E. Jaffee,          Began investment career in 1982.
MANAGEMENT COMPANY               $30.7 billion     CFA Managing Director     Joined TCW in 2001 when SG Cowen
865 South Figueroa St.                                                       Asset Management was acquired by
Suite 1800                                                                   TCW. Portfolio Manager of
Los Angeles, CA 90017                                                        investment strategy since 1993.

                                                   Matthew J. Spahn,         Began investment career in 1996.
                                                   Senior Vice President     Joined TCW in 2001 when SG Cowen
                                                                             Asset Management was acquired by
                                                                             TCW. Assistant Portfolio Manager
                                                                             of investment strategy since
                                                                             1999.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUND


                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.


                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the fund.

For example, when you sell shares in the fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.

--------------------------------------------------------------------------------


BUYING SHARES

Shares of the fund may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the fund's policies to buy, sell, and exchange shares of the fund.

If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than the fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The fund is not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.

The investment adviser and Schwab or its affiliates may pay certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by the fund or its shareholders.

STEP 1


CHOOSE A SHARE CLASS. Your choice may depend on the amount of your investment. The fund has two share classes. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact Schwab or your financial intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the fund reserves the right to redeem your shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.


                         MINIMUM INITIAL          MINIMUM BALANCE
                         INVESTMENT               REQUIREMENT
-------------------------------------------------------------------------
Investor Shares          $2,500 ($1,000 for       NONE
                         retirement, education
                         and custodial accounts)

Select Shares            $50,000                  $40,000

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.


OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.


CASH You receive payment for all dividends and capital gain distributions.


STEP 3

PLACE YOUR ORDER. Use any of the methods described on the following page. Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

18  Investing in the fund

SELLING/EXCHANGING SHARES


USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF THE FUND.

When selling or exchanging shares, please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in the fund's fee table, the fund charges a redemption fee, which is discussed in more detail under "Redemption fees" under the "Transaction policies" section of this prospectus.

- There is no redemption fee when you exchange between share classes of the fund.

- The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.


- Exchange orders are limited to other Schwab Funds(R), including Laudus MarketMasters Funds TM, that are not Sweep Investments TM and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.


- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET                                         SCHWABLINK(R)
www.schwab.com                                   Investment professionals should follow the
                                                 transaction instructions in the SchwabLink
SCHWAB BY PHONE TM 1                             manual; for technical assistance, call
Automated voice service or speak with a          1-800-647-5465
representative at 1-800-435-4000 (for TDD
service, call 1-800-345-2550).                   MAIL
                                                 Write to Schwab Viewpoints Fund at:
TELEBROKER(R)                                    P.O. Box 3812
Automated touch-tone phone service at            Englewood, CO 80155-3812
1-800-272-4922
                                                 IN PERSON 1
                                                 Visit the nearest Charles Schwab branch
                                                 office

You are automatically entitled to initiate transactions by the Internet or telephone. The fund and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.


1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.
--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:
- Your name or, for Internet orders, your account number/"Login ID."
- Your account number (for Schwab Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.
- The name and share class (if applicable) of the fund whose shares you want to buy or sell.
- The dollar amount or number of shares you would like to buy, sell or exchange.
- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.
- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.
- When selling shares, how you would like to receive the proceeds.
Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:


- To automatically redeem your shares if the account they are held in is closed for any reason.



- To automatically redeem your shares upon 60 days written notice if the value of your investment in the fund falls below the stated minimum balance requirement for your share class.



- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


- To change or waive the fund's or share class' investment minimums.


- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.



- To withdraw or suspend any part of the offering made by this prospectus.

--------------------------------------------------------------------------------



TRANSACTION POLICIES



THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share prices each business day, as of the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order no later than the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.


If you place an order through a financial intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your financial intermediary. However, some intermediaries may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some financial intermediaries may require that they receive your orders prior to a specified cut-off time.

In valuing its securities, the fund uses market quotes or official closing prices if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees as discussed in more detail under "Fair value pricing" in this "Transaction policies" section.

Shareholders should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


THE FUND RESERVES CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED IN THE ADJACENT COLUMN.



POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. The fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact the fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.



The fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring; redemption fees; and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods (other than redemption fees) are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications in a manner that they believe is consistent with interests of the fund's long-term shareholders. The fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.


20  Investing in the fund

TRADE ACTIVITY MONITORING. The fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to the fund.


If, as a result of this trade activity monitoring, the fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. The fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of the fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to the fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the fund's market timing policies. As a result, the fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While the fund may monitor share turnover at the omnibus account level, the fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.


REDEMPTION FEES. The fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days, as detailed below, of the purchase date. The fund imposes the redemption fees in an effort to deter short-term trading, to facilitate efficient fund management, to minimize the impact on fund performance and to offset fund transaction costs and other expenses. The fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. These fees may be imposed to the extent the shares redeemed exceed the number of shares that have been held more than the specified number of days. The fund treats shares that have been held the longest as being redeemed first and shares that have been held the shortest as being redeemed last. Fund shares purchased with reinvested dividends are not subject to redemption fees. The fund retains the redemption fees for the benefit of the remaining shareholders.

As noted above, the fund shares may be held in omnibus accounts by financial intermediaries. Currently, only certain intermediaries have the systems capability to collect the redemption fees on behalf of the fund. Even intermediaries that do have the capability may use criteria and methods for tracking, applying and calculating the fees that are different from those of the fund or may be unwilling to collect the fees. As such, the fund may not be able to collect redemption fees through these intermediaries. The fund notifies all financial intermediaries of its policy and will encourage all financial intermediaries to develop the capability to begin collecting the redemption fees from all of their customers that invest in the fund.

The fund reserves the right to waive its redemption fee if the fund or its service providers believe that such waivers are consistent with the best interests of the fund and its long-term shareholders. For example, the redemption fees may not be assessed in the following non-exclusive list of transactions: redemptions by tax-advantaged retirement plans; redemptions by certain fee-based or wrap programs; redemptions pursuant to rebalancing programs or systematic withdrawal plans established with the fund or financial intermediaries; redemptions by charitable giving funds; redemptions by registered investment companies; and redemptions initiated by the fund. The fund also reserves the right to modify or eliminate the redemption fees or waivers at any time.


FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value the fund's securities when market prices are not "readily available" or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.


By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of the fund's portfolio holdings and the net asset value of the fund's shares, and seeks to help ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.


PORTFOLIO HOLDINGS INFORMATION. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.


22  Investing in the fund

DISTRIBUTIONS AND TAXES



ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.



AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of the fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.



UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.



GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Schwab Fund or Laudus MarketMasters Fund is treated the same as a sale. An exchange between classes within the fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.



AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.



SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


--------------------------------------------------------------------------------
MORE ON QUALIFIED DIVIDEND INCOME AND DISTRIBUTIONS


Dividends that are designated by the fund as qualified dividend income are eligible for a reduced maximum tax rate. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations. The fund expects that a portion of the fund's ordinary income distributions will be eligible to be treated as qualified dividend income subject to the reduced tax rates.



If you are investing through a taxable account and purchase shares of the fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution.



You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

--------------------------------------------------------------------------------

NOTES

NOTES

   TO LEARN MORE


   This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources:


   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.



   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.


   For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab at 1-800-435-4000. In addition, you may visit www.schwab.com for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.




   SEC FILE NUMBER



    Schwab Viewpoints Fund                    811-7704






   REG34630FLT





SCHWAB VIEWPOINTS FUND TM


(FORMERLY LAUDUS BALANCED MARKETMASTERS FUND TM)



PROSPECTUS
May 1, 2006


                                                           [CHARLES SCHWAB LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION



                            SCHWAB VIEWPOINTS FUND TM
                (formerly Laudus Balanced MarketMasters Fund TM)



                                   MAY 1, 2006



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated May 1, 2006.



To obtain a free copy of the prospectus, please contact Schwab at 1-800-435-4000 or write to the fund's at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com.



The fund is a series of Schwab Capital Trust ("trust"). In addition to managing a portion of the fund's assets, the fund's investment adviser, Charles Schwab Investment Management, Inc. ("CSIM"), acts as a "manager of managers" for the fund. In this role, CSIM, subject to approval by the fund's Board of Trustees, hires sub-advisers ("investment managers") to manage portions of the fund's assets.



The fund's audited financial statements from the fund's annual report for the fiscal year ended October 31, 2005, are incorporated by reference into this SAI. A copy of the fund's 2005 annual report is delivered with the SAI.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS..........................................................2
MANAGEMENT OF THE FUND........................................................39
DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES.............................49
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................60
INVESTMENT ADVISORY AND OTHER SERVICES .......................................60
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................73
DESCRIPTION OF THE TRUST......................................................77
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES.........................................................78
TAXATION......................................................................81
APPENDIX - RATINGS OF INVESTMENT SECURITIES...................................85

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


The fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of the fund.



SCHWAB VIEWPOINTS FUND TM seeks capital growth and income.



The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require the fund to sell an investment if it could not then make the same investment. There is no guarantee the fund will achieve its objectives.


                            FUND INVESTMENT POLICIES


It is the Schwab Viewpoints Fund's policy that, under normal circumstances, it will invest at least 25% of its assets in equity securities or investments with similar economic characteristics and at least 25% of its assets in fixed income securities, investments with similar economic characteristics and cash or cash equivalents. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.


                   INVESTMENT SECURITIES, STRATEGIES AND RISKS


BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.



BORROWING. The fund may borrow for temporary or emergency purposes; for example, the fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of the fund's shares and in its portfolio yield. The fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC"). If assets used to secure a borrowing decrease in value, the fund may be required to pledge additional collateral to avoid liquidation of those assets.



The fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the fund within 60 days and is not extended or renewed. The fund may use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. The fund will pay a fee to the bank for using the lines.



CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.


COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities.


CREDIT DEFAULT SWAPS. The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.



The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the fund in the event of a default.



CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the fund, and affect its share price.


DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

The market for these securities has historically been less liquid than investment grade securities.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations ("NRSRO"s).


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.



DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES. The fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.



The fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the fund's limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by the fund.



DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, the fund may experience an increase in share price volatility. This also could lengthen the fund's overall average effective maturity.


DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


Investments in the securities of foreign issuers may subject the fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.


Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.


In addition to the derivative instruments and strategies described in this SAI, the investment adviser or sub-adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or sub-adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the fund's investment objective and permitted by the fund's investment limitations, operating policies, and applicable regulatory authorities.



DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.



DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser/sub-advisers for debt portions of the portfolios.


EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investments Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.


Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, the fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.


Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade ("high yield") or are not rated, and are subject to credit risk.


Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and the fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.


Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


Initial Public Offering. The fund may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.


Master Limited Partnerships ("MLPs") MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions"). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.


MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The fund may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.


MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP's parents or sponsors to satisfy their payments or obligations would impact the MLP's revenues and cash flows and ability to make distributions.


EXCHANGE TRADED FUNDS ("ETFs") such as Standard and Poor's Depositary Receipts ("SPDRs") Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold through the day at market prices, which may be higher or lower than the shares' net asset value. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage shares. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the "SEC") to iShares and procedures approved by the Funds' Board of Trustees, each Fund may invest in iShares not to exceed 25% of the Fund's total assets, provided that the Fund has described exchange-traded fund investments in its Prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.



EVENT-LINKED BONDS. The fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.



FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.



FOREIGN CURRENCY TRANSACTIONS. The fund may invest in foreign currency-denominated securities, may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. The fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.



The fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.



A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.



The fund may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, the fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).



Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of the fund to engage in these transactions may be limited by tax considerations.

Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause the fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.



Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the fund to benefit from favorable fluctuations in relevant foreign currencies.



Forwards will be used primarily to adjust the foreign exchange exposure of the fund with a view to protecting the outlook, and the fund might be expected to enter into such contracts under the following circumstances:



LOCK IN. When the investment adviser or sub-adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.



CROSS HEDGE. If a particular currency is expected to decrease against another currency, the fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.



DIRECT HEDGE. If the investment adviser or sub-adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-adviser thinks that the fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the fund would benefit from an increase in value of the bond.



PROXY HEDGE. The investment adviser or sub-adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.



COSTS OF HEDGING. When the fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the fund may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid by the fund are classified as capital gains or ordinary income.



FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund, and its ability to meet a large number of shareholder redemption requests.



Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.



Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the fund.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position), and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.


FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.



The fund that engages in futures contracts must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The fund may enter into futures contracts for other reasons as well.



When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While the fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent the fund also invests in futures in order to simulate full investment, these same risks apply.



When interest rates are rising or securities prices are falling, the fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, the fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, the fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. The fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the fund have acquired or expect to acquire.



Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.


HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.


Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which the fund purchased them.



Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments.

These laws could adversely affect the fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.


HYBRID INSTRUMENTS are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.


Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund. The fund will not invest more than 5% of its total assets in hybrid instruments.



Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.



Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.



ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INFLATION-INDEXED BONDS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.


Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi -annually), and inflation over the first six months were 1%, the mid -year par value of the bond would be $1,010 and the first semi -annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).



If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INTERFUND BORROWING AND LENDING. The fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("Schwab Funds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.



INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject the fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.


Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by the fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. The fund may also acquire loan interests under which the fund derives its rights directly from the borrower. Such loan interests are separately enforceable by the fund against the borrower and all payments of interest and principal are typically made directly to the fund from the borrower. In the event that the fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. The fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.


The investment adviser or sub-adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser or sub-adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser or sub-adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the fund does not have privity with the borrower, those institutions from or through whom the fund derives its rights in a loan ("Intermediate Participants").



In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. The fund will generally rely upon the Agent or Intermediate Participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the fund has direct recourse against the borrower, the fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the fund and the other holders pursuant to the applicable loan agreement.



A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the fund were determined to be subject to the claims of the Agent's general creditors, the fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.



Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the fund does not receive a scheduled interest or principal payment on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that the fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of the fund's shares.



LOAN PARTICIPATIONS. The fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the fund intends to invest may not be rated by any nationally recognized rating service.



A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.



A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the fund were determined to be subject to the claims of the agent bank's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.



Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.



The fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the fund bears a substantial risk of losing the entire amount invested.



The fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the fund and the corporate borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.



Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser or sub-advisers believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by the fund.



Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the fund relies on the investment adviser's and sub-advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.



MATURITY OF INVESTMENTS will generally be determined using the portfolio fixed income securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the fund is dollar-weighted based upon the market value of the fund's securities at the time of the calculation. The fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.


Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When the fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.



The fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may invest in money market securities. The fund may also invest in money market securities to the extent it is consistent with its investment objective.



MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by the fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.


ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.


COLLATERALIZED DEBT OBLIGATIONS. The fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.


For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.


The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the fund's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.


The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If the fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.


While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the fund may fail to recoup fully its initial investment in a CMO residual.



CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the fund's limitations on investment in illiquid securities.


STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.



Under certain circumstances these securities may be deemed "illiquid" and subject to the fund's limitations on investment in illiquid securities.


MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.


Examples of municipal securities that are issued with original maturities of 397 days or less are short term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.



The fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.


The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.


NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. The fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the fund may be required to bear the expenses of registration.


OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.


A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by the fund will be covered, which means that the fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.



A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the fund writes will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.



The fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the fund may purchase and sell foreign currency options and foreign currency futures contracts and related options. The fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.



An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.


Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.



Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

The fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.


PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.


PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When the fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon the fund's attempt to exercise the put, the fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for the fund. This also could lengthen the fund's overall average effective maturity. Standby commitments are types of puts.



QUALITY OF FIXED INCOME INVESTMENTS will be principally investment-grade for the fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser or sub-adviser. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser or sub-adviser would reanalyze the security in light of the downgrade and determine whether the fund should continue to hold the security. However, such downgrade would not require the investment adviser or sub-advisers to sell the security on behalf of the fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser or sub-adviser may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody's, S&P or Fitch, Inc. or are determined to be of similar investment quality by the investment manager.


REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.


Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses in addition to their proportionate share of a fund's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").


REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short --from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by the fund. The fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The fund generally retains the right to interest and principal payments on the security. If the fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on the fund's portfolio's securities. Because the fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.



The fund also may enter into mortgage dollar rolls, in which the fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the fund would forego principal and interest paid on the MBS during the roll period, the fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by the fund.



The mortgage dollar rolls and reverse repurchase agreements entered into by the fund may be used as arbitrage transactions in which the fund will maintain an offsetting position in short duration investment-grade debt obligations. Since the fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to the fund than those associated with other types of leverage. There can be no assurance that the fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.



SECURITIES LENDING of portfolio securities is a common practice in the securities industry. The fund will engage in security lending arrangements. For example, the fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.



The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).


Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the fund, it is expected that the fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.



SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.



If the fund decides to purchase securities of other investment companies, the fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for the fund are currently restricted under federal regulations, and therefore, the extent to which the fund may invest in another mutual fund may be limited.



Funds in which the fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to the fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as 1 year or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.



SHORT SALES may be used by the fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, the fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which the fund sells a security it does not own. To complete such transaction, the fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, the fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until the fund replaces the borrowed securities.



The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If the fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.



The fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.



SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.


SMALL-CAP STOCKS include common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small company stocks pay low or no dividends.


These factors and others may cause sharp changes in the value of a small company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and the fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of the fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of the fund that invests in small-cap stocks may change sharply during the short term and long term.



SPREAD TRANSACTIONS may be used for hedging or managing risk. The fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the fund does not own, but which is used as a benchmark. The risk to the fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.


STRUCTURED NOTES are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent the fund invests in these securities, however, PIMCO analyzes these securities in its overall assessment of the effective duration of the fund's portfolio in an effort to monitor the fund's interest rate risk.


SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.


Swap agreements can be structured to increase or decrease the fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease the fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if the fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of the fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from the fund, the fund must be prepared to make such payments when they are due. In order to help minimize risks, the fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. The fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.



In addition, the fund may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.



For purposes of applying the fund's investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the fund at market value. In the case of a credit default swap sold by the fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.



TEMPORARY DEFENSIVE STRATEGIES are strategies the fund may take for temporary or defensive purposes. The investment strategies for the fund are those that the fund uses during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the fund's objectives. The fund will do so only if the investment adviser or sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. When the fund engages in such activities, it may not achieve its investment objective.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by the fund. In addition, the fund may exercise its demand rights only at certain times. The fund could also suffer losses in the event that the issuer defaults on its obligation.



WRAP AGREEMENTS may be entered into by the fund with insurance companies, banks or other financial institutions ("wrapper providers"). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement ("covered assets") up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in the fund. The fund also pays a fee under the agreement, which reduces the rate as well.



Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in the fund's NAV. However, the fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses the fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that the fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in the fund's NAV. All of these factors might result in a decline in the value of the fund's shares.



ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Code and avoid a certain excise tax, the fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS


THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING SHARES.



THE SCHWAB VIEWPOINTS FUND TM MAY NOT:


1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.




THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.


Borrowing. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the fund's investment restriction.


Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.


Real Estate. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The fund has adopted the fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.



Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits the fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.


THE FUND MAY NOT:


1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require the fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.



                             MANAGEMENT OF THE FUND



The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met 8 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director or an employee of Charles Schwab Investment Management Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.


Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (collectively referred to herein as the "Family of Investment Companies"), which as of October 31, 2005, included 57 funds.

On January 30, 2004, CSIM became the investment advisor of the Laudus Trust and the Laudus Variable Insurance Trust (the Family of Investment Companies, Laudus Trust and Laudus Variable Insurance Trust are collectively referred to herein as the "fund complex"). As of December 31, 2005, the fund complex consisted of 68 funds. Ms. Byerwalter and Mr. Hasler also serve as trustees for the Laudus Trust and Laudus Variable Insurance Trust, therefore, each of these trustees oversees all 68 funds in the fund complex. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other current directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:


                             MANAGEMENT OF THE FUNDS



----------------------------- ----------------------- ---------------------------- ------------------------------
  NAME, YEAR OF BIRTH, AND      TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS          OTHER DIRECTORSHIPS
(POSITION(S) WITH THE TRUST)  LENGTH OF TIME SERVED 1 DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
                                             INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Donald F. Dorward             Trustee of Schwab       Chief Executive Officer,
1931                          Capital Trust since     Dorward & Associates
(Trustee)                     1993.                   (corporate management,
                                                      marketing and
                                                      communications consulting
                                                      firm). From 1996-1999,
                                                      Executive Vice President
                                                      and Managing Director,
                                                      Grey Advertising.  Prior
                                                      to 1996, President and
                                                      Chief Executive Officer,
                                                      Allen & Dorward
                                                      Advertising.
-----------------------------------------------------------------------------------------------------------------
Robert G. Holmes              Trustee of Schwab       Chairman, Chief Executive
1931                          Capital Trust since     Officer and Director,
(Trustee)                     1993.                   Semloh Financial, Inc.
                                                      (international financial
                                                      services and investment
                                                      advisory firm).
-----------------------------------------------------------------------------------------------------------------
Donald R. Stephens            Trustee Schwab          Managing Partner, D.R.
1938                          Capital Trust since     Stephens & Company
(Trustee)                     1993.                   (investments). Prior to
                                                      1996, Chairman and Chief
                                                      Executive Officer of North
                                                      American Trust (real
                                                      estate investment trust).
-----------------------------------------------------------------------------------------------------------------
Michael W. Wilsey             Trustee of Schwab       Chairman and Chief
1943                          Capital Trust since     Executive Officer, Wilsey
(Trustee)                     1993.                   Bennett, Inc.
-----------------------------------------------------------------------------------------------------------------


-------
1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds(R) retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messr. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

----------------------------- ----------------------- ---------------------------- ------------------------------
  NAME, YEAR OF BIRTH, AND      TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS          OTHER DIRECTORSHIPS
(POSITION(S) WITH THE TRUST)  LENGTH OF TIME SERVED 1  DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
                                                      (real estate investment
                                                      and management, and other
                                                      investments).
-----------------------------------------------------------------------------------------------------------------
Mariann Byerwalter            Trustee of Schwab       Chairman of JDN Corporate    Ms. Byerwalter is on the
1960                          Capital Trust since     Advisory LLC. From 1996      Boards of Redwood Trust,
(Trustee)                     2000.                   to 2001, Vice President      Inc. (mortgage finance), and
                                                      for Business Affairs and     PMI Group Inc. (mortgage
                                                      Chief Financial Officer of   insurance). Ms. Byerwalter
                                                      Stanford University, and     is also a Trustee of Laudus
                                                      in 2001, Special Advisor     Trust and Laudus Variable
                                                      to the President of          Insurance Trust, both of
                                                      Stanford University.         which are managed by CSIM or
                                                                                   its affiliates and are
                                                                                   included in the Schwab
                                                                                   mutual fund complex.
-----------------------------------------------------------------------------------------------------------------
William A. Hasler             Trustee of Schwab       Retired.  Dean Emeritus,     Mr. Hasler is on the Boards
1941                          Capital Trust since     Haas School of Business,     of Aphton Corp.
(Trustee)                     2000.                   University of California,    (bio-pharmaceuticals),
                                                      Berkeley. Until February     Mission West Properties
                                                      2004, Co-Chief Executive     (commercial real estate),
                                                      Officer, Aphton Corp.        Stratex Networks (network
                                                      (bio-pharmaceuticals).       equipment), Genitope Corp.
                                                      Prior to August 1998, Dean   (bio-pharmaceuticals), TOUSA
                                                      of the Haas School of        (homebuilding), Ditech
                                                      Business, University of      Communications Corp. (voice
                                                      California, Berkeley         communications technology);
                                                      (higher education).          Director and Non-Executive
                                                                                   Chairman, Solectron Corp.
                                                                                   (manufacturing). Mr. Hasler
                                                                                   is also a Trustee of Laudus
                                                                                   Trust and Laudus Variable
                                                                                   Insurance Trust, both of
                                                                                   which are managed by CSIM or
                                                                                   its affiliates and are
                                                                                   included in the Schwab
                                                                                   mutual fund complex.
-----------------------------------------------------------------------------------------------------------------
Gerald B. Smith               Trustee of Schwab       Chairman and Chief           Mr. Smith is on the Board of
1950                          Capital Trust since     Executive Officer and        Cooper Industries

----------------------------- ----------------------- ---------------------------- ------------------------------
  NAME, YEAR OF BIRTH, AND      TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS          OTHER DIRECTORSHIPS
(POSITION(S) WITH THE TRUST)  LENGTH OF TIME SERVED 1  DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
(Trustee)                     2000.                   founder of Smith Graham &    (electrical products, tools
                                                      Co. (investment advisors).   and hardware) and Chairman
                                                                                   of the Audit Committee of
                                                                                   Northern Border Partners,
                                                                                   M.L.P. (energy).
-----------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Charles R. Schwab 2           Chairman and Trustee    Chairman, Chief Executive
1937                          of Schwab Capital       Officer and Director, The
(Chairman and Trustee)        Trust since 1993.       Charles Schwab
                                                      Corporation, Charles
                                                      Schwab & Co., Inc.;
                                                      Chairman and Director,
                                                      Charles Schwab Investment
                                                      Management, Inc., Charles
                                                      Schwab Bank, N. A.;
                                                      Chairman and Chief
                                                      Executive Officer, Schwab
                                                      (SIS) Holdings Inc. I,
                                                      Schwab International
                                                      Holdings, Inc.; Chief
                                                      Executive Officer and
                                                      Director, Schwab Holdings,
                                                      Inc.; Director, U.S. Trust
                                                      Company, N. A., U.S. Trust
                                                      Corporation, United States
                                                      Trust Company of New
                                                      York. Until May 2003,
                                                      Co-Chief Executive
                                                      Officer, The Charles
                                                      Schwab Corporation.
-----------------------------------------------------------------------------------------------------------------
Randall W. Merk 2             Trustee of Schwab       Executive Vice President
1954                          Capital Trust since     and President, Schwab
(Trustee)                     2005.                   Financial Products,
                                                      Charles Schwab & Co.,
                                                      Inc.; Director, Charles
                                                      Schwab Asset Management
                                                      (Ireland)


--------

2 In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Merk also own stock of The Charles Schwab Corporation. Mr. Schwab and Mr. Merk are Interested Trustees because they are employees of Schwab and/or the adviser.

----------------------------- ----------------------- ---------------------------- ------------------------------
  NAME, YEAR OF BIRTH, AND      TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS          OTHER DIRECTORSHIPS
(POSITION(S) WITH THE TRUST)  LENGTH OF TIME SERVED 1  DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
                                                      Limited and Charles Schwab
                                                      Worldwide Funds PLC. From
                                                      September 2002 to July
                                                      2004, Chief Executive
                                                      Officer and President,
                                                      Charles Schwab Investment
                                                      Management, Inc. and
                                                      Executive Vice President,
                                                      Charles Schwab & Co., Inc.
                                                      Prior to September 2002,
                                                      President and Chief
                                                      Investment Officer,
                                                      American Century
                                                      Investment Management, and
                                                      Director, American Century
                                                      Companies, Inc. Until June
                                                      2001, Chief Investment
                                                      Officer -- Fixed Income,
                                                      American Century
                                                      Companies, Inc.
-----------------------------------------------------------------------------------------------------------------
                                                 OFFICERS
-----------------------------------------------------------------------------------------------------------------
Evelyn Dilsaver               Officer of Schwab       President, Chief Executive
1955                          Capital Trust since     Officer, and Director,
(President and Chief          2004.                   Charles Schwab Investment
Executive Officer)                                    Management, Inc.;
                                                      Executive Vice President,
                                                      Charles Schwab & Co.,
                                                      Inc. President and Chief
                                                      Executive Officer, Laudus
                                                      Trust and Laudus Variable
                                                      Insurance Trust.  From
                                                      June 2003 to July 2004,
                                                      Senior Vice President,
                                                      Asset Management Products
                                                      and Services, Charles
                                                      Schwab & Co., Inc. Prior
                                                      to June 2003, Executive
                                                      Vice President, Chief

----------------------------- ----------------------- ---------------------------- ------------------------------
  NAME, YEAR OF BIRTH, AND      TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS          OTHER DIRECTORSHIPS
(POSITION(S) WITH THE TRUST)  LENGTH OF TIME SERVED 1  DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
                                                      Financial Officer, and
                                                      Chief Administrative
                                                      Officer, U.S. Trust, a
                                                      subsidiary of The Charles
                                                      Schwab Corporation.
-----------------------------------------------------------------------------------------------------------------
Stephen B. Ward               Officer of Schwab       Director, Senior Vice
1955                          Capital Trust since     President and Chief
(Senior Vice President and    1991.                   Investment Officer,
Chief Investment Officer)                             Charles Schwab Investment
                                                      Management, Inc.; Chief
                                                      Investment Officer, The
                                                      Charles Schwab Trust
                                                      Company.
-----------------------------------------------------------------------------------------------------------------
George Pereira                Officer of Schwab       Senior Vice President and
1964                          Capital Trust since     Chief Financial Officer,
(Treasurer and Principal      2004.                   Charles Schwab Investment
Financial Officer)                                    Management, Inc.;
                                                      Director, Charles Schwab
                                                      Asset Management (Ireland)
                                                      Limited and Charles Schwab
                                                      Worldwide Funds, PLC.
                                                      From December 1999 to
                                                      November 2004, Sr. Vice
                                                      President, Financial
                                                      Reporting, Charles Schwab
                                                      & Co., Inc.
-----------------------------------------------------------------------------------------------------------------
Koji E. Felton                Officer of Schwab       Senior Vice President,
1961                          Capital Trust since     Chief Counsel and
(Secretary and Chief Legal    1998.                   Corporate Secretary,
Officer)                                              Charles Schwab Investment
                                                      Management, Inc.; Senior
                                                      Vice President and Deputy
                                                      General Counsel, Charles
                                                      Schwab & Co., Inc. Prior
                                                      to June 1998, Branch Chief
                                                      in Enforcement at U.S.

----------------------------- ----------------------- ---------------------------- ------------------------------
  NAME, YEAR OF BIRTH, AND       TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS
(POSITION(S) WITH THE TRUST)  LENGTH OF TIME SERVED 1 DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
                                                      Securities and Exchange
                                                      Commission in San
                                                      Francisco.
-----------------------------------------------------------------------------------------------------------------
Randall Fillmore              Officer of Schwab       Senior Vice President and
1960                          Capital Trust since     Chief Compliance Officer,
(Chief Compliance Officer     2002.                   Charles Schwab Investment
and AML Officer)                                      Management, Inc.; Senior
                                                      Vice President Charles
                                                      Schwab & Co., Inc.; Chief
                                                      Compliance Officer, Laudus
                                                      Trust and Laudus Variable
                                                      Insurance Trust. From
                                                      2002 to 2003, Vice
                                                      President, Charles Schwab
                                                      & Co., Inc., and Charles
                                                      Schwab Investment
                                                      Management, Inc. From
                                                      2000 to 2002, Vice
                                                      President, Internal Audit,
                                                      Charles Schwab & Co., Inc.
-----------------------------------------------------------------------------------------------------------------
Kimon P. Daifotis             Officer of Schwab       Senior Vice President and
1959                          Capital Trust since     Chief Investment Officer --
(Senior Vice President and    2004.                   Fixed Income, Charles
Chief Investment Officer --                           Schwab Investment
Fixed Income)                                         Management, Inc. Prior to
                                                      2004, Vice President and
                                                      Sr. Portfolio Manager,
                                                      Charles Schwab Investment
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------
Jeffrey M. Mortimer           Officer of Schwab       Senior Vice President and
1963                          Capital Trust since     Chief Investment Officer --
(Senior Vice President and    2004.                   Equities, Charles Schwab
Chief Investment Officer --                           Investment Management,
Equities)                                             Inc.; Vice President and
                                                      Chief Investment Officer,
                                                      Laudus Trust and Laudus
                                                      Variable

----------------------------- ----------------------- ---------------------------- ------------------------------
  NAME, YEAR OF BIRTH, AND       TERM OF OFFICE AND      PRINCIPAL OCCUPATIONS        OTHER DIRECTORSHIPS
(POSITION(S) WITH THE TRUST)  LENGTH OF TIME SERVED 1 DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
                                                      Insurance Trust. Prior to
                                                      2004, Vice President and
                                                      Sr. Portfolio Manager,
                                                      Charles Schwab Investment
                                                      Management, Inc.
-----------------------------------------------------------------------------------------------------------------


                               TRUSTEE COMMITTEES

The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:

      - The Audit and Compliance Committee (formerly the Audit/Portfolio Compliance Committee) has oversight responsibility for the integrity of the Trusts' financial reporting processes and compliance policies, procedures and processes, and for each Trust's overall system of internal controls. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Hasler, Holmes, Wilsey and Ms. Byerwalter are members of this Committee. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.


      - The primary purpose of the Governance Committee is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Dorward, Hasler and Holmes and Ms. Byerwalter are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met for the first time in November 2005.



      - The primary purpose of the Investment Oversight Committee is to oversee the investment activities of each Trust. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Smith, Stephens and Wilsey are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met for the first time in November 2005.



      - The primary purposes of the Marketing, Distribution and Shareholder Services Committee are to review matters relating to the marketing of the fund's shares; to oversee the quality and cost of shareholder services provided to the Trusts and their shareholders pursuant to the shareholder servicing and/or administrative service plans; and to oversee the Trusts' distribution-related arrangements, including the distribution-related services provided to the Trusts and their shareholders. This Committee is comprised of at least three

      Independent Trustees. Currently, Messrs. Dorward, Smith and Stephens are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met for the first time in November 2005.



Prior to August 31, 2005, each trust established a Nominating Committee comprised of all of the Independent Trustees. This Committee did not meet during the most recent fiscal year because there were no vacancies or appointments to consider.


                              TRUSTEE COMPENSATION

The following table provides trustee compensation for the fiscal year ending October 31, 2005. This information is for the fund complex, which included 68 funds as of October 31, 2005.


                               ($)                 Pension or
                      Aggregate Compensation   Retirement Benefits            ($)
                            From the:           Accrued as Part of   Total Compensation from
Name of Trustee        Schwab Capital Trust       Fund Expenses           Fund Complex
-------------------------------------------------------------------------------------------
Charles R. Schwab                  0                   N/A                         0
Randall W. Merk                    0                   N/A                         0
Mariann Byerwalter           $33,113                   N/A                  $223,026
Donald F. Dorward            $33,113                   N/A                  $168,025
William A. Hasler            $35,090                   N/A                  $233,026
Robert G. Holmes             $33,113                   N/A                  $168,025
Gerald B. Smith              $33,113                   N/A                  $168,025
Donald R. Stephens           $33,113                   N/A                  $168,025
Michael W. Wilsey            $31,900                   N/A                  $161,800

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE

The following table provides each Trustee's equity ownership of a fund and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2005. As of December 31, 2005, the Family of Investment Companies included 57 funds.


                                 Dollar Range of              Aggregate Dollar Range of
                            Trustee Ownership of the:         Trustee Ownership In the
         Name of                                                Family of Investment
         Trustee           Schwab Viewpoints Fund TM                 Companies

Charles R. Schwab                      None                         Over $100,000
Randal W. Merk                         None                         Over $100,000
Mariann Byerwalter                     None                         Over $100,000
Donald F. Dorward                      None                         Over $100,000
William A. Hasler                      None                         Over $100,000
Robert G. Holmes                       None                         Over $100,000
Gerald B. Smith                        None                         Over $100,000
Donald R. Stephens                     None                         Over $100,000
Michael W. Wilsey                      None                         Over $100,000


                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS


The fund, its investment adviser and Schwab have adopted a Code of Ethics ("Ethics Code") as required under the 1940 Act. Subject to certain conditions or restrictions, the Ethics Code permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

In addition, each sub-adviser has adopted a Code of Ethics and, subject to certain conditions, each sub-adviser's Code of Ethics permits directors or officers of the sub-adviser to buy or sell securities for their own account, including securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the sub-adviser's chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.


                DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.


The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "Schwab Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Schwab Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Schwab Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.


To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.


With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the Schwab Funds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the Schwab Funds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the Schwab Funds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.


         Conflicts of Interest. Except as described above for proxies of mutual funds, for proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

         Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;

      - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;

      - requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

         Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

Attendance by four members (or their respective designates) constitutes a quorum.

CONCISE SUMMARY OF ISS U.S. PROXY VOTING GUIDELINES

Effective for meetings on or after Feb. 1, 2006

1. AUDITORS

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

      -     Fees for non-audit services are excessive.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

      -     Composition of the board and key board committees;

      -     Attendance at board and committee meetings;

      -     Corporate governance provisions and takeover activity;

      -     Disclosures under Section 404 of the Sarbanes-Oxley Act;

      -     Long-term company performance relative to a market and peer index;

      -     Extent of the director's investment in the company;

      -     Existence of related party transactions;

      -     Whether the chairman is also serving as CEO;

      -     Whether a retired CEO sits on the board;

      -     Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

      -     Sit on more than six public company boards;

      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

      - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

      - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

      - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      -     The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

      -     The non-audit fees paid to the auditor are excessive;

      - A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

      - There is a negative correlation between chief executive pay and company performance;

      - The company fails to submit one-time transfers of stock options to a shareholder vote;

      - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

      -     The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

      -     Two-thirds independent board;

      -     All-independent key committees;

      -     Established governance guidelines;

      -     The company does not under-perform its peers.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

      - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

      - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

      - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

      - An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

      - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      -     Shareholders have approved the adoption of the plan; or

      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      -     No lower than a 20 percent trigger, flip-in or flip-over;

      -     A term of no more than three years;

      - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

      -     Market reaction - How has the market responded to the proposed deal?

      - Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

      - Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

      - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

      - Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

      -     The total cost of the company's equity plans is unreasonable;

      - The plan expressly permits the repricing of stock options without prior shareholder approval;

      -     There is a disconnect between CEO pay and the company's performance;

      - The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

      -     The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

      - Stock ownership guidelines with a minimum of three times the annual cash retainer.

      -     Vesting schedule or mandatory holding/deferral period:

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

      - A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      -     No retirement/benefits and perquisites for non-employee directors;
            and

      - A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

      -     Purchase price is at least 85 percent of fair market value;

      -     Offering period is 27 months or less; and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

      - Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      - Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      - No discount on the stock price on the date of purchase since there is a company matching contribution.

OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

      -     A trigger beyond the control of management;

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

      - The company is conducting animal testing programs that are unnecessary or not required by regulation;

      - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

      - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

DRUG PRICING AND RE-IMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      -     The existing level of disclosure on pricing policies;

      -     Deviation from established industry pricing norms;

      - The company's existing initiatives to provide its products to needy consumers;

      - Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

TOBACCO

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      - New legislation is adopted allowing development and drilling in the ANWR region;

      -     The company intends to pursue operations in the ANWR; and

      - The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

      - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

      -     The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

      -     The company does not maintain operations in Kyoto signatory markets;

      - The company already evaluates and substantially discloses such information; or,

      - Greenhouse gas emissions do not significantly impact the company's core businesses.

POLITICAL CONTRIBUTIONS

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

      -     Past performance as a closed-end fund;

      -     Market in which the fund invests;

      -     Measures taken by the board to address the discount; and

      - Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      -     Performance of the fund's net asset value;

      -     The fund's history of shareholder relations;


      -     The performance of other funds under the advisor's management



Fund's Proxy Voting Records



The Trust is required to disclose annually the fund's complete proxy voting record on Form N-PX. The fund's proxy voting record for the most recent 12 month period ended June 30th is available by visiting the Schwab website at www.schwab.com/schwabfunds. The fund's Form N-PX is also available on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 17, 2006, the officers and trustees of the trust, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities of any class of the fund.



As of April 17, 2006, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the fund:



SCHWAB VIEWPOINTS FUND -- INVESTOR SHARES



Ronald S Cooperman TEE
Ronald S. Cooperman MD.
15555 Collina Strada
Los Angeles CA 90077                                                       6.04%

Keith Mc Auliffe
Debra Lynn Mc Auliffe
18 Shy Creek Rd
Pittstown NJ 08867                                                          5.5%



                     INVESTMENT ADVISORY AND OTHER SERVICES

                       INVESTMENT ADVISER AND SUB-ADVISERS


CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


Advisory Agreement


The continuation of the fund's Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.



Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trusts and CSIM with respect to existing funds in the Trusts. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the fund's investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.



The Schwab Viewpoints Fund is actively managed by a team of dedicated investment professionals, led by the investment adviser, who serves as the "manager of managers," and a team of sub-advisers, each of which manages a portion of the assets of the fund. The investment adviser oversees the advisory services provided to the fund. The investment adviser also manages a portion of the fund's assets, including the fund's cash position. Pursuant to separate sub-advisory agreements, and under the supervision of the investment adviser and the fund's Board of Trustees, a number of sub-advisers are responsible for the day-to-day investment management of a discrete portion of the assets of the fund. The sub-advisers also are responsible for managing their employees who provide services to the fund. Subject to Board review, the investment adviser allocates and, when appropriate, reallocates the fund's assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the fund's investment objectives, policies and restrictions.



The following are the sub-advisers for the fund.






GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") serves as a sub-adviser to the Schwab Viewpoints Fund. Gardner Lewis was established as a Delaware corporation in 1990, converted to Pennsylvania limited partnership in 1994 and is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer, and John L. Lewis, IV, President, are control persons by ownership of Gardner Lewis. Gardner Lewis' principal office is located at 285 Wilmington-West Chester Pike, Chadds Ford, PA 19317.



HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") serves as a sub-adviser to the Schwab Viewpoints Fund. It was established as a Delaware limited partnership in 1976 and is a wholly owned subsidiary of IXIS Asset Management U.S. Group North America, L.P. The principal office of Harris Associates is located at Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790. IXIS Asset Management U.S. Group North America, L.P.'s principal office is located at 399 Boylston Street, Boston, Massachusetts 02116.






PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as a sub-adviser to the Schwab Viewpoints Fund. It is a Delaware limited liability company, and was founded in 1971. It is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG, a European-based, multi-national insurance and financial services holding company is the indirect majority owner of ADAM L.P., and Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. PIMCO's principal office is located at 840 Newport Center Drive, Suite 100, Newport Beach, California 92660. ADAM LP's principal office is located at 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. Allianz AG's principal office is located at Koniginstrasse, 28 D-80802, Munich, Germany. Pacific Life Insurance Company's principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.






TCW INVESTMENT MANAGEMENT COMPANY ("TCW") serves as a sub-adviser to the Schwab Viewpoints Fund. It was organized as a California based corporation in 1987. TCW is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. ("SGAM") is the majority owner of The TCW Group, Inc. Societe Generale, S.A., a publicly held financial services firm headquartered in Paris, France, owns 100% of SGAM. TCW's and The TCW Group, Inc.'s principal offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. SGAM's principal office is located at 170 place Henri Regnault -- La Defense 6, 92043 Paris-- La Defense Cedex, France. Societe Generale, S.A's principal office is located at 19, Boulevard Hausmann, 75009 Paris, France.






SCHWAB VIEWPOINTS FUND TM



For its advisory and administrative services to the Schwab Viewpoints Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.775% of the fund's average daily net assets not in excess of $500 million, 0.750% of such net assets in excess of $500 million and less than $1 billion, and 0.725% of such net assets over $1 billion. The investment adviser pays the sub-advisers their fees out of this amount.



Prior to February 28, 2005, for its advisory and administrative services to the Schwab Viewpoints Fund, the investment adviser was entitled to receive an annual fee, payable monthly, of 0.85% of the fund's average daily net assets. The investment adviser paid the sub-advisers their fees out of this amount.






For the fiscal years ended October 31, 2005, 2004, and 2003, the Schwab Viewpoints Fund paid net investment advisory fees of $871,000, $799,000, and $621,000, respectively (gross fees were reduced by $240,000, $273,000, and $226,000, respectively).


For the fiscal years ended October 31, 2005, 2004, and 2003, the investment adviser paid to the sub-advisers investment advisory fees of $675,000, $502,000, and $400,000, respectively.


Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the fund's Investor Shares and Select Shares to 1.10% and 0.95%, respectively, through February 27, 2007.






The amount of the expense caps is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                   DISTRIBUTOR


Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.


                     SHAREHOLDER SERVICES AND TRANSFER AGENT


Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.



For the services performed as transfer agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of the fund, in the amount of 0.05% of each share class' average daily net assets.



For the services performed as shareholder services agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of the fund, in the amount of 0.20% of the Investor Shares' and 0.15% of the Select Shares(R)' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

State Street Bank & Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian and fund accountant.


The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund accountant maintains all books and records related to the fund's transactions.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of the fund and reviews certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 3 Embarcadero Center, San Francisco, CA 94111. The fund's audited financial statements from the fund's annual report for the fiscal year ended October 31, 2005, are incorporated by reference into this SAI.


                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.


                                 OTHER SERVICES



Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which this fund might invest. This fund is designed to harness the power of the Schwab Equity Ratings TM, which evaluates stocks on the basis of a wide variety of investment criteria from four broad categories: fundamentals, valuation, momentum and risk. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for these services.


                               PORTFOLIO MANAGERS


CSIM IS RESPONSIBLE FOR MANAGING A PORTION OF THE SCHWAB VIEWPOINTS FUND AND FOR MONITORING AND COORDINATING THE OVERALL MANAGEMENT OF THE FUND.



OTHER ACCOUNTS. Each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of March 31, 2005.



                     REGISTERED INVESTMENT COMPANIES
                     (THIS AMOUNT INCLUDES THE FUNDS
                     IN THIS STATEMENT OF ADDITIONAL
                              INFORMATION)               OTHER POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                          NUMBER OF
   NAME                ACCOUNTS         TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS
Jeffrey Mortimer           31         $32,084,960,805          0                --              4,746         $896,695,734

Caroline Lee                4          $2,085,445,674          0                --              4,746         $896,695,734

Vivienne Hsu                8          $4,266,158,353          0                --              4,746         $896,695,734

Larry Mano                 17         $25,576,849,314          0                --              4,746         $896,695,734



CONFLICTS OF INTEREST. A Portfolio Manager's management of other accounts may give rise to potential conflicts of interest in connection with its management of the fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include

Schwab Personal Portfolio Managed Accounts and other mutual funds advised by CSIM (collectively, the "Other Managed Accounts"). The Other Managed Accounts might have similar investment objectives as the fund, track the same index the fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the fund. While the Portfolio Managers' management of Other Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.



Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of the fund. Because of their positions with the fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of the fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their benchmark index, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding Schwab Personal Portfolio Managed Accounts, with those of the fund. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.



Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers' management of the fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for the fund or refrain from purchasing securities for an Other Account that they are otherwise buying for the fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.



COMPENSATION. Charles Schwab & Co., the trust's distributor, compensates each CSIM Portfolio Manager for his or her management of the fund. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens and contributions to the firm's asset growth and business relationships. The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances at management's discretion based on their determination of whether funds are available under the Plan as well as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens and contributions to the firm's asset growth and business relationships.



The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance. Funding from these two components is pooled into two separate incentive pools (one for Fixed Income portfolio managers and the second for Equity portfolio managers) and then allocated to the plan participants by CSIM senior management. This allocation takes into account fund performance as well as the portfolio manager's leadership, teamwork, and contribution to CSIM goals and objectives.



-     Fund Investment Performance
      Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.



      - For all funds except index and money market funds: The fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining the fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance. The 1-year and 3-year performance numbers are calculated based on a calendar year.


      - For money market and index funds: A money market fund's investment performance ranking ("fund ranking") is determined by its gross yield (i.e., yield before expenses) relative to its iMoney Net category on a calendar year-to-date basis. An index fund's investment performance ranking ("fund ranking") is determined by the fund's tracking error (deviation from the bench mark) relative to its peer group on a calendar year-to-date basis.



      A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to the fund in that calculation is determined by CSIM's senior management.


-     Schwab Corporate Performance
      Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.


The Portfolio Managers' compensation is not based on the value of the assets held in the fund's portfolio.



OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the fund they manage, as of March 31, 2006. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

PORTFOLIO MANAGER                 FUND                    DOLLAR RANGE OF FUND SHARES
Jeffrey Mortimer         Schwab Viewpoints Fund                   $100,001-$500,000

Caroline Lee             Schwab Viewpoints Fund                   $0

Vivienne Hsu             Schwab Viewpoints Fund                   $0

Larry Mano               Schwab Viewpoints Fund                   $0


                    SUB-ADVISER PORTFOLIO MANAGER DISCLOSURE



GARDNER LEWIS ASSET MANAGEMENT L.P. ("GARDNER LEWIS") SUB-ADVISES THE SCHWAB VIEWPOINTS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio managers (working as a team) are responsible for the day-to-day management of certain other accounts as listed below. The information below is provided as of October 31, 2005.


                  REGISTERED INVESTMENT COMPANIES     OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                 (THIS AMOUNT INCLUDES THE SCHWAB
                          VIEWPOINTS FUND)
                     NUMBER OF                         NUMBER OF                       NUMBER OF
   NAME              ACCOUNTS     TOTAL ASSETS         ACCOUNTS        TOTAL ASSETS    ACCOUNTS        TOTAL ASSETS
W. Whitfield            6            $746 MM              5              $182 MM           1297          $3,817 MM
Gardner & John L.
Lewis, IV

Accounts where compensation is based upon account performance:

                  REGISTERED INVESTMENT COMPANIES     OTHER POOLED INVESTMENT VEHICLES         OTHER ACCOUNTS

                     NUMBER OF                         NUMBER OF                       NUMBER OF
   NAME              ACCOUNTS     TOTAL ASSETS         ACCOUNTS        TOTAL ASSETS    ACCOUNTS        TOTAL ASSETS
W. Whitfield            0               0                 4              $180 MM            8             $237
Gardner & John L.
Lewis, IV


CONFLICTS OF INTEREST. Mr. Gardner's and Mr. Lewis's management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include foundation, endowment, corporate pension, mutual fund and other pooled investment vehicles (collectively, the "Other Accounts"). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Gardner Lewis does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Gardner Lewis believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.



Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing, and possible market impact of the Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Gardner Lewis has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.


Investment Opportunities. Gardner Lewis provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, Gardner Lewis may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for Gardner Lewis with regard to other client accounts where the Gardner Lewis is paid based on a percentage of assets in that Gardner Lewis may have an incentive to allocate the investment ideas that it believes might be the most profitable to the client accounts where they might share in investment gains. Gardner Lewis has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm's investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.


COMPENSATION. The portfolio managers are principals of Gardner Lewis and their compensation varies with the general success of Gardner Lewis as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the overall profitability of Gardner Lewis for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level.



OWNERSHIP OF FUND SHARES. As of October 31, 2005, the portfolio managers did not beneficially own any shares of the Fund.



HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") SUB-ADVISES THE SCHWAB VIEWPOINTS FUND (THE "FUND").



OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below, as of March 31, 2006. There are no accounts with respect to which the advisory fee is based on the performance of the account.



                  REGISTERED INVESTMENT COMPANIES     OTHER POOLED INVESTMENT VEHICLES       OTHER ACCOUNTS

                   NUMBER OF                         NUMBER OF                          NUMBER OF
NAME               ACCOUNTS        TOTAL ASSETS      ACCOUNTS          TOTAL ASSETS     ACCOUNTS      TOTAL ASSETS
David G. Herro           7        $11,361,516,877          4          $4,900,588,904        14        $3,053,064,758

Chad M. Clark            4        $ 2,416,347,385          2          $1,658,758,440        10                     0


* This number includes approximately 400 accounts that are managed pursuant to a "model portfolio" and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.

MATERIAL CONFLICTS OF INTEREST. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.


COMPENSATION. Robert M. Levy is the portfolio manager of the Laudus U.S. MarketMasters Fund, and David G. Herro and Chad M. Clark are portfolio managers of the Laudus International MarketMasters Fund (collectively, the "Funds"). Each of the Funds' portfolio managers is compensated solely by Harris Associates L.P. (the "Firm"), a subadviser. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the firm and is structured as follows:


      (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

      (2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid out annually.

      (3) Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of portfolio managers include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International EAFE (Europe, Australasia Far East) Index, and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over one and three-year periods and on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

OWNERSHIP OF FUND SHARES. As of the end of the Funds' most recently completed fiscal year, no portfolio manager beneficially owned any of the Funds' shares.





PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") SUB-ADVISES THE SCHWAB VIEWPOINTS FUND (THE "FUND").


OTHER ACCOUNTS. The portfolio manager is responsible for the day-to-day management of certain accounts, as listed below. The information below is provided as of October 31, 2005.

                     REGISTERED INVESTMENT COMPANIES
                    (THIS AMOUNT INCLUDES THE FUNDS)     OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                          NUMBER OF
     NAME              ACCOUNTS         TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS
Chris Dialynas             8             $2,771,360           14            $6,643,460            92           $38,138,350

Accounts where compensation is based upon account performance:

                     REGISTERED INVESTMENT COMPANIES
                    (THIS AMOUNT INCLUDES THE FUNDS)     OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS

                       NUMBER OF                           NUMBER OF                          NUMBER OF
     NAME              ACCOUNTS         TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS
Chris Dialynas             0                 0                 0                0                 8            $2,847,980


CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.



Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.



Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.


Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.



Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.


PORTFOLIO MANAGER COMPENSATION. PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:


      - 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups;


      - Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

      -     Amount and nature of assets managed by the portfolio manager;

      - Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

      - Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

      - Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

      -     Contributions to asset retention, gathering and client satisfaction;

      -     Contributions to mentoring, coaching and/or supervising; and

      -     Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF FUND SHARES. As of October 31, 2005, the portfolio manager did not beneficially own any shares of the Fund.





TCW INVESTMENT MANAGEMENT COMPANY ("TCW") SUB-ADVISES THE SCHWAB VIEWPOINTS FUND (THE "FUND").

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below (data shown below is as of October 31, 2005).



                                                                 OTHER POOLED INVESTMENT
                           REGISTERED INVESTMENT COMPANIES               VEHICLES                     OTHER ACCOUNTS
                           (This amount includes the Schwab
                                    Viewpoints Fund)

                            NUMBER OF                          NUMBER OF                        NUMBER OF
    NAME                    ACCOUNTS        TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS
Diane Jaffee                    7         $2,950,938,425           7         $564,696,427          57          $2,937,294,807

Matthew Spahn                   2           $798,923,325           0                    0           0                       0


Accounts where compensation is based upon account performance:


                                                                 OTHER POOLED INVESTMENT
                           REGISTERED INVESTMENT COMPANIES               VEHICLES                     OTHER ACCOUNTS

                            NUMBER OF                          NUMBER OF                        NUMBER OF
    NAME                    ACCOUNTS        TOTAL ASSETS       ACCOUNTS      TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS
Diane Jaffee                    0                0                 3        $2,745,209,908          1           $493,721,821

Matthew Spahn                   0                0                 0                     0          0                      0


CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager's fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

COMPENSATION. Portfolio managers of the Advisor are compensated through a combination of base salary, profit sharing based compensation ("profit sharing") and equity incentive participation in the Advisor's immediate parent, The TCW Group, Inc. and/or ultimate parent, Societe Generale ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation.

Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for the Advisor and its affiliates under The TCW Group (collectively, "TCW"), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.

All portfolio managers participate in equity incentives providing benefits for performance of the Advisor and its affiliates, through stock ownership or participation and is in stock option or stock appreciation plans of TCW and/or Societe Generale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW's annual financial performance as a whole. TCW portfolio managers also participate in Societe Generale's Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Societe Generale, as well.

Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.

OWNERSHIP OF FUND SHARES. The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers do not own any shares of the Funds.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER


For reporting purposes, the fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short term securities") are excluded.


A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.


The fund's portfolio turnover rate is in the financial highlights table in its prospectus.



The turnover rate for the fund is partially driven by the quantitative techniques used to help the fund construct a portion of its investment portfolio.

The Schwab Viewpoints Fund's TM turnover rates for the fiscal years ended October 31, 2005 and 2004, were 283% and 242%, respectively.


                          PORTFOLIO HOLDINGS DISCLOSURE


The fund's Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the fund's portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the fund's shareholders, on the one hand, and those of the fund's investment adviser, principal underwriter or any affiliated person of the fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the fund to authorize the release of the fund's portfolio holdings, as necessary, in conformity with the foregoing principles.



The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the fund's policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided "early disclosure" (as defined below) of the fund's portfolio holdings information.



A complete list of the fund's portfolio holdings is published on the Schwab Funds website at www.schwab.com/schwabfunds, under "Prospectuses and Reports", typically 60-80 days after the end of the fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, the fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, the fund also provides on the website monthly information regarding certain attributes of the fund's portfolio, such as the fund's sector weightings, portfolio composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.



The fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the fund determines that the disclosure is in the best interests of the fund and that there are no conflicts of interest between the fund's shareholders and fund's adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.



Currently, Callan Associates, Inc. receives early disclosure of portfolio holdings information. Callan Associates provides consulting services to the Committee for the Charles Schwab Employee Benefit Administrative Committee in connection with the company's 401(k) plan. Callan receives the fund's portfolio holdings on a calendar quarterly basis with a lag typically of 30 days. Neither the fund nor any other party receives compensation or other consideration from Callan Associates in connection with this arrangement. Pursuant to a confidentiality agreement entered into between Callan and the trusts, Callan is required to maintain the confidentiality of the portfolio holdings information and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.

In addition, the fund's service providers including, without limitation, the investment adviser, investment sub-advisers, distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information venders, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the fund. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information whether imposed by the provisions of the service provider's contract with the trust or by the nature of its relationship with the trust.



The fund's policies and procedures prohibit the fund, the fund's investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.


                             PORTFOLIO TRANSACTIONS


The investment adviser and sub-advisers make decisions with respect to the purchase and sale of portfolio securities on behalf of the fund. The investment adviser and sub-advisers are responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. Certain money market securities in which the fund may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads and brokerage commissions.



The investment adviser and sub-advisers seek to obtain the best execution for the fund's portfolio transactions. The investment adviser or the sub-advisers may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; ability to facilitate short selling; provision of additional brokerage or research services or products; whether a broker guarantees that the fund will receive, on aggregate, prices at least as favorable as the closing prices on a given day when adherence to "market-on-close" pricing aligns with fund objectives; or whether a broker guarantees that the fund will receive the volume-weighted average price (VWAP) for a security for a given trading day (or portion thereof) when the investment adviser or the sub-advisors believe that VWAP execution is in the fund's best interest. In addition, the investment adviser and the sub-advisers have incentive sharing arrangements with certain brokers who guarantee market-on-close pricing: on a day when such a broker executes transactions at prices better, on aggregate, than market-on-close prices, that broker may receive, in addition to his or her standard commission, a portion of the net difference between the actual execution prices and corresponding market-on-close prices for that day.

The investment adviser and sub-advisers may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser or a sub-adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser and sub-adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser or the sub-advisers may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.


The investment adviser or a sub-adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser or a sub-adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with fund commissions or spreads, while the investment adviser or a sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or a sub-adviser faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.


The investment adviser and sub-advisers may purchase for the fund, new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or sub-advisers with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).



The investment adviser and sub-advisers may place orders directly with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the fund to trade directly with other institutional holders. At times, this may allow the fund to trade larger blocks than would be possible trading through a single market maker.



The investment adviser and sub-advisers may aggregate securities sales or purchases among two or more funds. The investment adviser and sub-advisers will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected fund and is consistent with the terms of the investment advisory agreement for such fund. In any single transaction in which purchases and/or sales of securities of any issuer for the account of the fund are aggregated with other accounts managed by the investment adviser and sub-advisers, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.


In determining when and to what extent to use Schwab or any other affiliated broker-dealer

(including affiliates of the sub-advisers) as its broker for executing orders for the fund on securities exchanges, the investment adviser and the sub-advisers follow procedures, adopted by the fund's Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.


                              BROKERAGE COMMISSIONS


The Schwab Viewpoints Fund TM paid brokerage commissions of $317,837, $198,118, and $160,153 for fiscal years ended October 31, 2005, 2004, and 2003, respectively.





                             REGULAR BROKER-DEALERS


The fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2005, the fund purchased securities issued by the following regular broker-dealers:



SCHWAB VIEWPOINTS FUND



                                               Value of Fund's
                                                Holdings as of
  Regular Broker-Dealer                        October 31, 2005
---------------------------------------------------------------
Goldman Sachs Group, Inc.                          $777,000

JPMorgan Chase & Co.                             $1,516,000

UBS Warburg                                        $592,000

Merrill Lynch & Co., Inc.                        $1,366,000


                            DESCRIPTION OF THE TRUST


The fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.



The fund may hold special shareholder meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.


The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that the fund could become liable for a misstatement in the prospectus or SAI about another fund.


As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

           PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
                               PRICING OF SHARES

                   PURCHASING AND REDEEMING SHARES OF THE FUND


The fund is open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2006:
New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the fund's transfer agent no later than the close of the NYSE's trading session will be executed that day at the fund's (or class') share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the fund reserves the right to advance the time by which purchase, redemption and exchanges orders must be received by the fund's transfer agent that day in order to be executed that day at that day's share price.



As long as the fund or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.


Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund or share class. The fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings, or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice.


Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.


As explained in more detail in the fund's prospectus, the fund reserves the right to waive the early redemption fee, if applicable, for certain tax-advantaged retirement plans or charitable giving funds, certain fee based or wrap programs, or in other circumstances when the fund's officers determine that such a waiver is in the best interests of the fund and its shareholders.



The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.



The fund is designed for long term investing. Because short term trading activities can disrupt the smooth management of the fund and increase its expenses, the fund reserves the right to refuse any purchase or exchange order or large purchase or exchange orders, including any purchase or exchange order which appears, in its sole discretion, to be associated with short term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short term trading activities. The fund and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations. More information regarding the fund's policies regarding "market timing" is included in the fund's prospectus.



Shares of the fund may be held only through a Schwab account or certain financial intermediaries that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a financial intermediary.



In certain circumstances, shares of the fund may be purchased "in kind" (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or Nasdaq. Securities accepted by the fund will be valued, as set forth in the fund's prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the fund that are issued to the shareholder in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the fund and must be delivered to the fund by the investor upon receipt from the issuer. The fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the fund and satisfy such other conditions as may be imposed by the fund's investment adviser.



                          EXCHANGING SHARES OF THE FUND



An exchange order involves the redemption of all or a portion of the shares of one Schwab Fund, including Laudus MarketMasters Funds and the simultaneous purchase of shares of another Schwab Fund, including another Laudus MarketMasters Funds. Exchange orders must meet the minimum investment and any other requirements of the fund or class purchased. Also, exchange orders may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds(R) that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.



The fund and Schwab reserve certain rights with regard to exchanging shares of the fund. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


                        DELIVERY OF SHAREHOLDER DOCUMENTS


Typically once a year, an updated prospectus will be mailed to shareholders describing the fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing the fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.


                                PRICING OF SHARES


Each business day, the fund or share class calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of the fund's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of

Trustees.



Shareholders of the fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of some of the fund's securities may change on days when it is not possible to buy or sell shares of the fund.



The fund uses approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: generally securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices; generally securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Generally securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the fund's Board of Trustees when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.


                                    TAXATION

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


                      FEDERAL TAX INFORMATION FOR THE FUND



It is the fund's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.



The fund is treated as a separate entity for federal income tax purposes and is not combined with the trust's other funds. The fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers if the fund owns at least 20% of the voting power of such issuers and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships.


Certain master limited partnerships may qualify as "qualified publicly traded partnerships" for purposes of the Subchapter M diversification rules described above. In order to do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, less than 90% of the partnership's gross income can consist of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.


The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. The fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor or sub-adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirements for qualification as a RIC.



The fund's transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short term capital losses into long term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.


                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS


The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.

Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by the fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the fund become ex-dividend with respect to such dividend (and the fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code.



Distributions from net capital gain (if any) that are designated as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of the fund. However, if you receive a capital gains dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. Long-term capital gains also will be taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.



The fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year. For corporate investors in the fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by the fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.



The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short term capital gains;

provided, however, that for the fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.



Income that the fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If the fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904. A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the fund will not have 50% of its assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent the fund invests in an underlying fund that elects to pass through foreign taxes, the fund will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the fund pays will, therefore, be netted against their share of the fund's gross income.



The fund may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the fund may be required to distribute amounts in excess of realized income and gains. To the extent that the fund does invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the fund's shareholders. Therefore, the payment of this tax would reduce the fund's economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.



Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

                  APPENDIX - RATINGS OF INVESTMENT SECURITIES


From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below.


                                      BONDS

                           MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                          DOMINION BOND RATING SERVICE

Bond and Long Term Debt Rating Scale

As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA:  Highest Credit Quality
AA:  Superior Credit Quality
A:  Satisfactory Credit Quality

BBB:  Adequate Credit Quality
BB:  Speculative
B: Highly Speculative

CCC: Very Highly Speculative
CC:  Very Highly Speculative
C:  Very Highly Speculative

"AAA" Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

"AA" Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

"A" Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

"BBB" Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

"BB" Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

"B" Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

"CCC" / "CC" / "C" Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

"D" This category indicates Bonds in default of either interest or principal.

("HIGH", "LOW") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

                COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE

Dominion Bond Rating Service

As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.

R-1:  Prime Credit Quality

R-2:  Adequate Credit Quality

R-3:  Speculative

All three DBRS rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

"R-1 (HIGH)" Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

"R-1 (MIDDLE)" Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

"R-1 (LOW)" Short term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

"R-2 (HIGH)", "R-2 (MIDDLE)", "R-2 (LOW)" Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

"R-3 (HIGH)", "R-3 (MIDDLE)", "R-3 (LOW)" Short term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

              SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                                     PART C
                                OTHER INFORMATION
                              SCHWAB CAPITAL TRUST

Item 23. Exhibits.


       (a) Articles of                 Amended and restated Agreement and
           Incorporation               Declaration of Trust dated November 29,
                                       2005 is electronically filed herewith
                                       as Exhibit (a), File No. 811-7704.



       (b) By-Laws                     Amended and Restated Bylaws dated
                                       November 16, 2004 are incorporated
                                       herein by reference to Exhibit (b), File
                                       No. 811-7704 of Post-Effective Amendment
                                       No. 70 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on February 11, 2005.



       (c) Instruments         (i)     Article III, Section 5, Article V,
           Defining                    Article VI, Article VIII, Section 4 and
           rights of                   Article IX, Sections 1, 5 and 7 of the
           Security                    Agreement and Declaration of Trust,
           Holders                     dated November 29, 2005, referenced in
                                       Exhibit (a) above, are incorporated
                                       herein by reference to Exhibit 1, File
                                       No. 811-7704, to Post-Effective Amendment
                                       No. 81 of Registrant's Registration
                                       Statement on Form N-1A electronically
                                       filed on April 28, 2006.



                               (ii)    Articles 9 and 11 of the Amended and
                                       Restated Bylaws are incorporated herein
                                       by reference to Exhibit (b), File No.
                                       811-7704, of Post-Effective Amendment
                                       No. 70 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on February 11, 2005.


       (d) Investment          (i)     Investment Advisory and Administration
           Advisory Contracts          Agreement between Registrant and Charles
                                       Schwab Investment Management, Inc. (the
                                       "Investment Adviser"), dated June 15,
                                       1994, is incorporated herein by
                                       reference to Exhibit 5(a), File No.
                                       811-7704, of Post-Effective Amendment
                                       No. 21 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on December 17, 1997.

                               (ii)    Amended Schedules A and B to the
                                       Investment Advisory and Administration
                                       Agreement between Registrant and the
                                       Investment Adviser, referenced in
                                       Exhibit (d)(i) above, is incorporated by reference to Exhibit (d)(ii), File No. 811-7704 of Post-Effective Amendment No. 76 to Registrant's Registration Statement on Form N-1A electronically filed on August 5, 2005.

                               (iii)   Investment Sub-Advisory Agreement
                                       between Registrant, Charles Schwab
                                       Investment Management Inc., and American
                                       Century Investment Management, Inc. is
                                       incorporated herein by reference to
                                       Exhibit (d)(iv), File No. 811-7704 of
                                       Post-Effective Amendment No. 48 to
                                       Registrant's Registration Statement on
                                       Form N-1A electronically filed on May
                                       30, 2002.

                               (iv) Letter of Agreement between Registrant and Investment Adviser on behalf of Schwab Capital Trust is incorporated herein by reference as Exhibit(d)(iv), File No. 811-7704 of Post-Effective Amendment No. 79 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 2006.

                               (v)     Amendment to Investment Sub-Advisory
                                       Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and
                                       American Century Investment Management,
                                       Inc., dated March 26, 2003, is
                                       incorporated herein by reference to
                                       Exhibit (d)(xviii), File No. 811-7704 of
                                       Post-Effective Amendment No. 60 to
                                       Registrant's Registration Statement on
                                       Form N-1A, electronically filed on
                                       February 26, 2004.

                               (vi)    Amendment to Investment Sub-Advisory
                                       Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and
                                       Artisan Partners Limited Partnership,
                                       dated March 26, 2003, is incorporated
                                       herein by reference to Exhibit (d)(xx),
                                       File No. 811-7704 of Post-Effective
                                       Amendment No. 60 to Registrant's

                                       Registration Statement on Form N-1A,
                                       electronically filed on February 26,
                                       2004.

                               (vii)   Amendment to Investment Sub-Advisory
                                       Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and
                                       Harris Associates LP, dated March 26,
                                       2003, is incorporated herein by
                                       reference to Exhibit (d)(xxii), File No.
                                       811-7704 of Post-Effective Amendment No.
                                       60 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on February 26, 2004.

                               (viii)  Amendment to Investment Sub-Advisory
                                       Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and
                                       Pacific Investment Management Company
                                       LLC, dated March 26, 2003, is
                                       incorporated herein by reference to
                                       Exhibit (d)(xxiii), File No. 811-7704 of
                                       Post-Effective Amendment No. 60 to
                                       Registrant's Registration Statement on
                                       Form N-1A, electronically filed on
                                       February 26, 2004.

                               (ix)    Amendment to Investment Sub-Advisory
                                       Agreement between Charles Schwab
                                       Investment Management Inc., and TAMRO
                                       Capital Partners, LLC dated March 11,
                                       2004, is incorporated herein by
                                       reference to Exhibit (d)(xxiii), File
                                       No. 811-7704 of Post-Effective Amendment
                                       No. 70 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on February 11, 2005.

                               (x)     Amendment to Investment Sub-Advisory
                                       Agreement between Charles Schwab
                                       Investment Management Inc., and TAMRO
                                       Capital Partners, LLC dated December 15,
                                       2004, is incorporated by reference to
                                       Exhibit (d)(xxiii), File No. 811-7704 of
                                       Post-Effective Amendment No. 70 to
                                       Registrant's Registration Statement on
                                       Form N-1A, electronically filed on
                                       February 11, 2005.

                               (xi)    Amendment to Investment Sub-Advisory
                                       Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and

                                       Veredus Asset Management, LLC, dated
                                       December 2, 2004, is incorporated herein by reference to Exhibit (d)(xxxix), File No. 811-7704 of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A, electronically filed on February 25, 2005.

                               (xii)   Amendment to Investment Sub-Advisory
                                       Agreement between Registrant, Charles
                                       Schwab Investment Management Inc., and
                                       William Blair & Company, L.L.C., dated
                                       December 2, 2004, is incorporated herein by reference to Exhibit (d)(xxxx), File No. 811-7704 of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A, electronically filed on February 25, 2005.

       (e) Underwriting        (i)     Distribution Agreement between
           Contracts                   Registrant and Charles Schwab & Co.,
                                       Inc. ("Schwab"), dated July 21, 1993, is incorporated herein by reference to
                                       Exhibit 6(a), File No. 811-7704, of
                                       Post-Effective Amendment No. 21 to
                                       Registrant's Registration Statement on
                                       Form N-1A, electronically filed on
                                       December 17, 1997.

                               (ii) Amended Schedule A to the Distribution Agreement between Registrant and Schwab, referenced at Exhibit (e)(i) above, is incorporated by reference to Exhibit
                                       (e)(ii), File No. 811-7704 of
                                       Post-Effective Amendment No. 76 to
                                       Registrant's Registration Statement on
                                       Form N-1A electronically filed on August
                                       5, 2005.

       (f) Bonus or                    Inapplicable
           Profit
           Sharing Contracts

       (g) Custodian           (i)     Master Accounting Services Agreement
           Agreements                  between Registrant and State Street Bank
                                       and Trust Company, dated October 1,
                                       2005, is incorporated herein by
                                       reference as Exhibit (g)(i), File No.
                                       811-7704 of Post-Effective Amendment
                                       No. 79 to Registrant's Registration
                                       Statement on  Form N-1A, electronically
                                       filed on February 27, 2006.

                               (ii)    Transfer Agency Agreement between
                                       Registrant and Schwab, dated July 21,
                                       1993, is incorporated herein by
                                       reference to Exhibit 8(j), File No.
                                       811-7704, of Post-Effective Amendment
                                       No. 21 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on December 17, 1997.


                               (iii)   Amended Schedules A and C to the
                                       Transfer Agency Agreement referenced at
                                       Exhibit (g)(iii) above, are incorporated by reference to Exhibit (g)(iv), File No. 811-7704 of Post-Effective Amendment No. 76 to Registrant's Registration Statement on Form N-1A electronically filed on August 5, 2005.



                               (iv) Amended Schedules A and C dated April 1, 2006 to the Transfer Agency Agreement between Registrant and Schwab are electronically filed herewith as Exhibit
                                       (g)(iv), File No. 811-7704.



                               (v) Shareholder Service Agreement between Registrant and Schwab, dated July 21, 1993 is incorporated herein by reference to Exhibit 8(l), File No. 811-7704, of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, electronically filed on December 17, 1997.



                               (vi)    Amended Schedules A and C to the
                                       Shareholder Service Agreement between
                                       Registrant and Schwab, referenced at
                                       Exhibit (g)(v) above, are incorporated
                                       herein by reference to Exhibit
                                       (g)(vi), File No. 811-7704, of Post-
                                       Effective Amendment No. 76 to
                                       Registrant's Registration Statement on
                                       Form N-1A, electronically filed on
                                       August 5, 2005.



                               (vii) Amended Schedules A and C dated April 1, 2006 to the Shareholder Services Agreement between Registrant and Schwab are electronically filed herewith as Exhibit (g)(vii), File No. 811-7704.



                               (viii)  Custodian Agreement by and between
                                       Registrant and Brown Brothers Harriman &
                                       Co. dated June 29, 2001, is incorporated herein by reference to Exhibit (g)(vi),

                                       File No. 811-7704, of Post-Effective
                                       Amendment No. 55 to Registrant's
                                       Registration Statement on Form N-1A,
                                       electronically filed on June 30, 2003.



                               (ix)    Amended Schedule A to Custodian
                                       Agreement between Registrant and Brown
                                       Brothers Harriman & Co., dated July 1,
                                       2003 referenced at Exhibit (g)(viii)
                                       above, is incorporated herein by
                                       reference to Exhibit (g)(viii), File
                                       No. 811-7704 of Post-Effective Amendment
                                       No. 56 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on July 16, 2003.



                                (x)    Amended and Restated Master Custodian
                                       Agreement, between State Street Bank and
                                       Trust Company and the Registrant, on
                                       behalf of Schwab Premier Equity Fund,
                                       Schwab Core Equity Fund, Schwab Hedged
                                       Equity Fund, Laudus International
                                       MarketMasters Fund, Laudus U.S.
                                       MarketMasters Fund, Schwab Viewpoints
                                       Fund, and Laudus Small-Cap MarketMasters
                                       Fund, is incorporated herein by reference to Exhibit (g)(viii), File No. 811-7704 of Post-Effective Amendment No. 79 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 2006.



       (h) Other                       License Agreement between Registrant
           Material                    and Standard & Poor's is incorporated
           Contracts                   herein by reference to Exhibit (h),
                                       File No. 811-7704, of Post-Effective
                                       Amendment No. 32 to Registrant's
                                       Registration Statement on Form N-1A,
                                       electronically filed on February 26,
                                       1999.



       (i) Legal Opinion               Legal opinion is electronically filed
                                       herewith as Exhibit (i) to File No.
                                       811-7704.



       (j) Other Opinions              Auditors' Consent is electronically filed
                                       herewith as Exhibit (j) to File No.
                                       811-7704.


       (k) Omitted                     Inapplicable.
           Financial
           Statements

       (l) Initial Capital     (i)     Purchase Agreement for the Schwab

           Agreement                   International Index Fund(R), dated June
                                       17, 1993, is incorporated herein by
                                       reference to Exhibit 13(a), File No.
                                       811-7704, of Post-Effective Amendment
                                       No. 21 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on December 17, 1997.

                               (ii)    Purchase Agreement for the Schwab
                                       Small-Cap Index Fund(R), dated October
                                       13, 1993, is incorporated herein by
                                       reference to Exhibit 13(b), File No.
                                       811-7704, of Post-Effective Amendment
                                       No. 21 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on December 17, 1997.

                               (iii)   Purchase Agreement for the Schwab
                                       MarketTrack Portfolios - Growth
                                       Portfolio, Balanced Portfolio and
                                       Conservative Portfolio (formerly Schwab
                                       Asset Director(R)- High Growth, Schwab
                                       Asset Director - Balanced Growth, and
                                       Schwab Asset Director - Conservative
                                       Growth Funds) is incorporated herein by
                                       reference to Exhibit 13(c), File No.
                                       811-7704, of Post-Effective Amendment
                                       No. 6 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on December 15, 1996.


                               (xvii) Purchase Agreement for Schwab Large-Cap Growth Fund is incorporated herein by reference to Exhibit (l)(xviii), file No. 811-7704, of Post-Effective Amendment No. 76 to Registrant's Registration Statement on Form N-1A electronically filed on August 5, 2005.


       (m) Rule 12b-1 Plan             Inapplicable.

       (n) Rule 18f-3 Plan     (i)     Amended and Restated Multiple Class
                                       Plan, adopted on February 28, 1996,
                                       amended and restated as of August 26,
                                       2003 is incorporated herein by reference to Exhibit (o)(i), File No. 811-7704, of
                                       Post-Effective Amendment No. 58 to
                                       Registrant's Registration Statement on
                                       Form N-1A, electronically filed on
                                       December 11, 2003.

                               (ii) Amended and Restated Multiple Class Plan dated November 29, 2005 is electronically filed herewith as Exhibit (n)(ii), File No. 811-7704.



                              (iii) Amended Schedule A to the Amended and Restated Multiple Class Plan referenced at Exhibit (n)(i) above is incorporated herein by reference to Exhibit (n)(ii), File No. 811-7704, of Post-Effective Amendment No. 76 to Registrant's Registration Statement on Form N-1A electronically filed on August 5, 2005.



                               (iv) Schedule A to the Multiple Class Plan dated April 1, 2006 is electronically filed herewith as Exhibit (n)(iv), File No. 811-7704.


       (o) (Reserved)

       (p) Code of Ethics      (i)     Code of Ethics adopted by Registrant,
                                       Charles Schwab Investment Management
                                       Inc. and Charles Schwab & Co., Inc.,
                                       dated January 1, 2005, is incorporated
                                       herein by reference to Exhibit (q)(i),
                                       File No. 811-7704 of Post-Effective
                                       Amendment No. 71 to Registrant's
                                       Registration Statement on Form N-1A,
                                       electronically filed on February 25,
                                       2005.

                               (ii) Sub-Advisor Code of Ethics adopted by American Century Investment Management, Inc. is incorporated herein by reference as Exhibit (p)(ii), File No. 811-7704 of Post-Effective Amendment No. 79 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 2006.

                               (iii) Sub-Advisor Code of Ethics adopted by Gardner Lewis Asset Management, dated January 30, 2005, is incorporated herein by reference to as Exhibit (q)(iii), File No. 811-7704 of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A, electronically filed on February 25, 2005.

                               (iv) Sub-Advisor Code of Ethics adopted by Artisan Partners Limited Partnership, dated January 30, 2005, is incorporated herein by reference to Exhibit (q)(iv), File No. 811-7704 of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A, electronically filed on February 25, 2005.

                               (v) Sub-Advisor Code of Ethics adopted by Janus Capital Management LLC, dated February 1, 2005, revised September 20, 2005, is incorporated herein by reference as Exhibit (p)(v), File No. 811-7704 of Post-Effective Amendment No. 79 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 2006.

                               (vi) Sub-Advisor Code of Ethics adopted by Harris Associates LP, dated January 12, 2005, as amended September 30, 2005 is incorporated herein by reference as Exhibit (p)(vi), File No. 811-7704 of Post-Effective Amendment No. 79 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 2006.

                               (vii) Sub-Advisor Code of Ethics adopted by Pacific Investment Management Company LLC, dated February 15, 2006, is incorporated herein by reference as Exhibit (p)(vii), File No. 811-7704 of Post-Effective Amendment No. 79 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 2006.

                               (viii)  Sub-Advisor Code of Ethics adopted
                                       by Perkins, Wolf, McDonnell &
                                       Company, LLC, dated July 7, 2004, is
                                       incorporated herein by reference to
                                       Exhibit (q)(viii), File No. 811-7704
                                       of Post-Effective Amendment No. 71
                                       to Registrant's Registration
                                       Statement on Form N-1A,
                                       electronically filed on February 25,
                                       2005.

                               (ix) Sub-Advisor Code of Ethics adopted by TAMRO Capital Partners, LLC, dated February 1, 2005, is incorporated herein by reference to Exhibit (q)(ix), File

                                       No. 811-7704 of Post-Effective Amendment
                                       No. 71 to Registrant's Registration
                                       Statement on Form N-1A, electronically
                                       filed on February 25, 2005.

                               (x) Sub-Advisor Code of Ethics adopted by TCW Investment Management Company, dated February 1, 2005, is incorporated herein by reference to Exhibit (q)(x), File No. 811-7704 of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A, electronically filed on February 25, 2005.

                               (xi) Sub-Advisor Code of Ethics adopted by Thornburg Investment Management, Inc. is incorporated herein by reference as Exhibit (p)(xi), File No. 811-7704 of Post-Effective Amendment No. 79 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 2006.

                               (xii) Sub-Advisor Code of Ethics adopted by Tocqueville Asset Management, L.P., dated October 5, 2004, is incorporated herein by reference to Exhibit (q)(xii), File No. 811-7704 of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A, electronically filed on February 25, 2005.

                               (xiii)  Sub-Advisor Code of Ethics adopted
                                       by Veredus Asset Management LLC,
                                       dated January 7, 2005, is
                                       incorporated herein by reference to
                                       Exhibit (q)(xiii), File No. 811-7704
                                       of Post-Effective Amendment No. 71
                                       to Registrant's Registration
                                       Statement on Form N-1A,
                                       electronically filed on February 25,
                                       2005.

                               (xiv) Sub-Advisor Code of Ethics adopted by William Blair Company, L.L.C., dated October 15, 2004, as amended August 1, 2005, is incorporated herein by reference as Exhibit (p)(xiv), File No. 811-7704 of Post-Effective Amendment No. 79 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 2006.

       (q) Power of Attorney   (i)     Power of Attorney executed by Mariann
                                       Byerwalter, September 4, 2002, is
                                       incorporated herein by reference as
                                       Exhibit (p)(i), File No. 811-7704 of
                                       Post-Effective Amendment No. 50 to
                                       Registrant's Registration Statement on
                                       Form N-1A, electronically filed on
                                       February 28, 2003.

                               (ii) Power of Attorney executed by William A. Hasler, September 4, 2002, is incorporated herein by reference as Exhibit (p)(ii), File No. 811-7704 of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, electronically filed on February 28, 2003.

                               (iii) Power of Attorney executed by Gerald B. Smith, September 4, 2002, is incorporated herein by reference as Exhibit (p)(iii), File No. 811-7704 of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, electronically filed on February 28, 2003.

                               (iv) Power of Attorney executed by Charles R. Schwab, September 4, 2002, is incorporated herein by reference as Exhibit (p)(iv), File No. 811-7704 of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, electronically filed on February 28, 2003.

                               (v) Power of Attorney executed by Donald F. Dorward, September 4, 2002, is incorporated herein by reference as Exhibit (p)(vii), File No. 811-7704 of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, electronically filed on February 28, 2003.

                               (vi) Power of Attorney executed by Robert G. Holmes, September 4, 2002, is incorporated herein by reference as Exhibit (p)(viii), File No. 811-7704 of Post-Effective Amendment No. 50 to Registrant's Registration Statement on

                                       Form N-1A, electronically filed on
                                       February 28, 2003.

                               (vii) Power of Attorney executed by Donald R. Stephens, September 4, 2002, is incorporated herein by reference as Exhibit (p)(ix), File No. 811-7704 of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, electronically filed on February 28, 2003.

                               (viii) Power of Attorney executed by Michael W. Wilsey, September 4, 2002, is incorporated herein by reference as Exhibit (p)(x), File No. 811-7704 of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, electronically filed on February 28, 2003.

                               (ix)    Power of Attorney executed by Evelyn
                                       Dilsaver, August 31, 2004, is
                                       incorporated herein by reference as
                                       Exhibit (p)(ix), File No. 811-7704 of
                                       Post-Effective Amendment No. 64 to
                                       Registrant's Registration Statement on
                                       Form N-1A, electronically filed on
                                       November 29, 2004.

                               (x)     Power of Attorney executed by George
                                       Pereira, November 15, 2004, is
                                       incorporated herein by reference as
                                       Exhibit (p)(x), File No. 811-7704 of
                                       Post-Effective Amendment No. 64 to
                                       Registrant's Registration Statement on
                                       Form N-1A, electronically filed on
                                       November 29, 2004.

                               (xi) Power of Attorney executed by Randall W. Merk, May 24, 2005, is incorporated herein by reference to Exhibit (q)(xii), file No. 811-7704, of Post-Effective Amendment No. 76 to Registrant's Registration Statement on Form N-1A electronically filed on August 5, 2005.

Item 24. Persons Controlled by or under Common Control with the Fund.

    The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), are advised by the Investment Adviser, and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 25. Indemnification.

    Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Manager


Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, Laudus Trust and Laudus Variable Insurance Trust, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, [The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios] and any other investment companies that Schwab may sponsor in the future, investment adviser to Laudus Trust and Laudus Variable Trust and an investment adviser to certain non-investment company clients.



The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser
(CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Charles Schwab & Co. Inc. is listed below.



Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------  ------------------------------------------------  ----------------------------------
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman
Trustee and Chairman

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------  ------------------------------------------------  ----------------------------------
                                 The Charles Schwab Bank, N.A.                     Chairman, Director

                                 The Charles Schwab Corporation                    Chairman, Chief Executive Officer

                                 Charles Schwab Investment Management, Inc.        Chairman

                                 Schwab Holdings, Inc.                             Chief Executive Officer

                                 Schwab International Holdings, Inc.               Chairman and Chief Executive
                                                                                   Officer

                                 Schwab (SIS) Holdings, Inc. I                     Chairman and Chief Executive
                                                                                   Officer

                                 Charles Schwab Holdings (UK)                      Chairman

                                 United States Trust Company of New York           Chairman, Director

                                 U.S. Trust Company                                Chairman, Director

                                 U.S. Trust Corporation                            Chairman, Director

                                 All Kinds of Minds                                Director

                                 Charles and Helen Schwab Foundation               Director

                                 Stanford University                               Trustee

                                 The Gap, Inc.                                     Director until May 2004

Robert Almeida                   Charles Schwab & Co., Inc.                        Executive Vice President,
                                                                                   Internal Audit

                                 The Charles Schwab Bank, N.A.                     Director

John Clendening                  Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   President of Independent
                                                                                   Investor Business/IIE Marketing

Christopher V. Dodds             Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Financial Officer

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------  ------------------------------------------------  ----------------------------------
Carrie Dwyer                     Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Corporate Oversight and
                                                                                   Corporate Secretary

Bryce Lensing                    Charles Schwab & Co. Inc.                         Executive Vice President, Risk
                                                                                   Management

Randall W. Merk                  Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   President, AMPS Enterprise.
                                                                                   From September 2002 to July
                                                                                   2004, Mr. Merk was President &
                                                                                   CEO of CSIM.

                                 Schwab Funds                                      Trustee

                                 Charles Schwab Worldwide Funds, PLC               Director

                                 Charles Schwab Asset Management (Ireland)         Director
                                 Limited

Jan Hier-King                    Charles Schwab & Co., Inc.                        Executive Vice President - Human
                                                                                   Resources

Deborah McWhinney                Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   President, Schwab
                                                                                   Institutional.

Gideon Sasson                    Charles Schwab & Co., Inc.                        Executive Vice President, Chief
                                                                                   Information Officer

Becky Saeger                     Charles Schwab & Co., Inc.                        Executive Vice President, Chief
                                                                                   Marketing Officer

Maurisa Sommerfield              Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Schwab Operations

Evelyn S. Dilsaver,              Charles Schwab Investment Management, Inc.        Director, President and Chief
President and Chief Executive                                                      Executive Officer
Officer
                                 Charles Schwab & Co. Inc.                         Executive Vice President.

                                 Laudus Trust and Laudus Variable Insurance Trust  Executive Vice President and
                                                                                   Chief Executive Officer

Stephen B. Ward,                 Charles Schwab Investment Management, Inc.        Director, Senior Vice President
Senior Vice President and                                                          and Chief Investment Officer
Chief Investment Officer

Name and Position
with Registrant                  Name of Company                                   Capacity
-------------------------------  ------------------------------------------------  ----------------------------------
                                 The Charles Schwab Trust Company                  Chief Investment Officer

Koji E. Felton,                  Charles Schwab Investment Management, Inc.        Senior Vice President, Chief
Secretary                                                                          Counsel and Corporate Secretary

                                 Charles Schwab & Co., Inc.                        Senior Vice President, Deputy
                                                                                   General Counsel

Randall Fillmore,                Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Chief Compliance Officer                                                           Compliance Officer

                                 Charles Schwab & Co., Inc.                        Senior Vice President

                                 Laudus Trust and Laudus Variable Insurance Trust  Chief Compliance Officer

Kimon P. Daifotis,               Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Senior Vice President and                                                          Investment Officer, Fixed Income
Chief Investment Officer

Jeffrey M. Mortimer,             Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Senior Vice President and                                                          Investment Officer, Equities
Chief Investment Officer

                                 Laudus Trust and Laudus Variable Insurance Trust  Vice President and Chief
                                                                                   Investment Officer

George Pereira,                  Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Treasurer and Chief Financial                                                      Financial Officer
Officer

                                 Charles Schwab Worldwide Funds, PLC               Director

                                 Charles Schwab Asset Management (Ireland)         Director
                                 Limited


Item 27. Principal Underwriters.


         (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for the The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.


         (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

    (c)  Not applicable.

Item 28. Location of Accounts and Records.

    All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant and Registrant's investment adviser and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's former sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian for the Schwab International Index Fund and the Schwab Small-Cap Index Fund, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Registrant's custodian for the balance of the funds and fund accountants, PNC Bank, National Association/PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, New York 11201, and SEI Fund Resources, Oaks Pennsylvania 19456; Registrant's former custodians and fund accountants, Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02180; or Morgan Lewis & Bockius, 1701 Market Street, Philadelphia, PA 19103.

Item 29. Management Services.

    Not applicable.

Item 30. Undertakings.

    Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 81 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 28th day of April, 2006.

                                    SCHWAB CAPITAL TRUST
                                    Registrant

                                    Charles R. Schwab*
                                    ---------------------------------------
                                    Charles R. Schwab, Chairman and Trustee

         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 28th day of April, 2006.

Signature                             Title
---------                             -----
Charles R. Schwab*                    Chairman and Trustee
--------------------
Charles R. Schwab

Evelyn Dilsaver*                      President and Chief Executive Officer
--------------------
Evelyn Dilsaver

Randall W. Merk*                      Trustee
--------------------
Randall W. Merk

Mariann Byerwalter*                   Trustee
--------------------
Mariann Byerwalter

Donald F. Dorward*                    Trustee
--------------------
Donald F. Dorward

William A. Hasler*                    Trustee
--------------------
William A. Hasler

Robert G. Holmes*                     Trustee
--------------------
Robert G. Holmes

Gerald B. Smith*                      Trustee
--------------------
Gerald B. Smith

Donald R. Stephens*                   Trustee
--------------------
Donald R. Stephens

Michael W. Wilsey*                    Trustee
--------------------
Michael W. Wilsey

George Pereira*                       Treasurer and Principal Financial Officer
--------------------
George Pereira

* By:  /s/ Timothy W. Levin
       --------------------
           Timothy W. Levin, Attorney-in-Fact
           Pursuant to Power of Attorney

                                  EXHIBIT INDEX

EXH. NO.                DOCUMENT


(a)                     Amended and restated Agreement and Declaration of Trust


(g)(iv)                 Schedules A-C to the Transfer Agency Agreement

(g)(vii)                Schedules A-C to the Shareholder Service Agreement

(i)                     Opinion of Counsel

(j)                     Auditors' Consent

(n)(ii)                 Amended and Restated Multiple Class Plan

(n)(iv)                 Schedule A to the Multiple Class Plan